184068307.3 KNIFE RIVER CORPORATION 401(K) RETIREMENT PLAN Effective January 1, 2026

TABLE OF CONTENTS Page - i - 184068307.3 INTRODUCTION ........................................................................................................................................... 1 ARTICLE I DEFINITIONS ............................................................................................................................. 2 ARTICLE II PARTICIPATION ....................................................................................................................... 9 2.1 Participation Requirements .............................................................................................. 9 2.2 Termination of Participation ............................................................................................. 9 2.3 Reemployment ............................................................................................................... 10 ARTICLE III CONTRIBUTIONS .................................................................................................................. 11 3.1 Deferral Contributions .................................................................................................... 11 3.2 Changing Deferral Contribution Election ....................................................................... 12 3.3 In-Plan Roth Conversion ................................................................................................ 12 3.4 Matching Contributions .................................................................................................. 13 3.5 Employer Contributions ................................................................................................. 14 3.6 Special Limitations on Deferral Contributions ................................................................ 14 3.7 Roth Catch-Up Contributions for Highly Paid Participants ............................................ 18 3.8 Special Matching Contribution Limitations ..................................................................... 19 3.9 Contribution Limitation ................................................................................................... 20 3.10 Rollover Contributions ................................................................................................... 22 ARTICLE IV ACCOUNTS; VESTING; DISTRIBUTIONS ........................................................................... 24 4.1 Participants’ Accounts ................................................................................................... 24 4.2 Vesting ........................................................................................................................... 24 4.3 Distribution ..................................................................................................................... 26 4.4 Method of Payment ........................................................................................................ 26 4.5 Withdrawals by Participants ........................................................................................... 27 4.6 Timing of Distributions ................................................................................................... 29 4.7 Distributions Made in Accordance with Code Section 401(a)(31) ................................. 32 4.8 Loans to Participants ..................................................................................................... 32 ARTICLE IV A MINIMUM DISTRIBUTION REQUIREMENTS ................................................................... 36 4A.1 General Rules ................................................................................................................ 36 4A.2 Time and Manner of Distribution.................................................................................... 37 4A.3 Required Minimum Distributions During Participant’s Lifetime ...................................... 39 4A.4 Required Minimum Distributions After Participant’s Death ............................................ 40 4A.5 Definitions ...................................................................................................................... 45 ARTICLE V INVESTMENT OF CONTRIBUTIONS .................................................................................... 48 5.1 Making of Contributions ................................................................................................. 48 5.2 Investment ..................................................................................................................... 48 5.3 Voting of Common Stock of the Company .................................................................... 50 5.4 Tendering of Stock ......................................................................................................... 51 5.5 Dividend Election ........................................................................................................... 51 ARTICLE VI PLAN ADMINISTRATION; CLAIMS FOR BENEFITS ........................................................... 53

TABLE OF CONTENTS (continued) Page - ii - 184068307.3 6.1 Named Fiduciaries ......................................................................................................... 53 6.2 Administrative Powers and Duties ................................................................................. 53 6.3 Claims Procedures ........................................................................................................ 54 6.4 Applications and Forms ................................................................................................. 55 6.5 Facility of Distribution and Payment .............................................................................. 55 6.6 Beneficiary Designations ............................................................................................... 55 6.7 Form and Method of Designation .................................................................................. 55 6.8 Administrative Expenses ............................................................................................... 56 ARTICLE VII TRUST FUND ........................................................................................................................ 57 7.1 Trust Agreement ............................................................................................................ 57 7.2 Reversion ....................................................................................................................... 57 ARTICLE VIII AMENDMENT AND TERMINATION .................................................................................... 58 8.1 Amendments .................................................................................................................. 58 8.2 Right to Terminate ......................................................................................................... 59 8.3 Action by the Company .................................................................................................. 59 8.4 Distribution of Accounts upon Plan Termination ............................................................ 59 ARTICLE IX ADOPTION OF THE PLAN BY AFFILIATES ......................................................................... 60 9.1 Adoption ......................................................................................................................... 60 9.2 Withdrawal ..................................................................................................................... 60 ARTICLE X GENERAL ............................................................................................................................... 61 10.1 No Guarantee of Employment ....................................................................................... 61 10.2 Nonalienation of Benefits ............................................................................................... 61 10.3 Missing Persons............................................................................................................. 61 10.4 Governing Law ............................................................................................................... 61 10.5 Merger or Consolidation of Plan .................................................................................... 61 10.6 Distribution to Alternate Payees .................................................................................... 62 10.7 Construction ................................................................................................................... 62 ARTICLE XI TOP-HEAVY PROVISIONS ................................................................................................... 63 11.1 Top-Heavy Plan ............................................................................................................. 63 11.2 Operative Provisions ...................................................................................................... 63 ARTICLE XII SPECIAL RULES FOR CERTAIN OFFICERS ..................................................................... 65 EXECUTION ............................................................................................................................................... 66 SCHEDULE A PLAN SPINOFF ................................................................................................................. 67 SCHEDULE B MATCHING CONTRIBUTIONS ......................................................................................... 69 SCHEDULE C PROFIT SHARING CONTRIBUTIONS ............................................................................. 70 SCHEDULE D.1 RETIREMENT CONTRIBUTIONS—KRC MATERIALS, INC. ....................................... 72

TABLE OF CONTENTS (continued) Page - iii - 184068307.3 SCHEDULE D.2 RETIREMENT CONTRIBUTIONS—CERTAIN PENSION PLAN PARTICIPANTS ............................................................................................................................. 73 SCHEDULE D.3 RETIREMENT CONTRIBUTIONS—JTL GROUP, INC. ................................................ 75 SCHEDULE D.4 RETIREMENT CONTRIBUTIONS—HAWAIIAN CEMENT, MAUI CONCRETE AND AGGREGATE DIVISION ....................................................................................................... 76 SCHEDULE E PREVAILING WAGE LAW REQUIREMENTS AND SUPPLEMENTAL CONTRIBUTIONS ......................................................................................................................... 77 SCHEDULE F PRIOR PLAN MERGERS .................................................................................................. 79

- 1 - 184068307.3 INTRODUCTION The Company established the Knife River Corporation 401(k) Retirement Plan (the “Plan”) effective May 1, 2023, as a spinoff of the MDU Resources Group, Inc. 401(k) Retirement Plan (the “MDU 401(k) Plan”) in connection with the corporate spinoff of MDU Resources Group, Inc.’s construction materials and contracting business, including Knife River Corporation and certain other Affiliates. Plan provisions related to the Plan spinoff are set forth in Schedule A herein. The Plan is intended to provide a means for deferred savings and investment by Eligible Employees and to afford security for their retirement. The Plan is intended to comply with the requirements of ERISA and Sections 401(a) and 401(k) of the Code. The Plan is amended and restated as set forth herein, generally effective January 1, 2026 (or as otherwise provided herein for earlier or later effective dates) to (i) incorporate all prior amendments; (ii) reflect Roth catch-up contributions for highly paid Participants as required by the SECURE 2.0 Act of 2022, coronavirus-related distributions permitted by the CARES Act of 2020, special loan provisions permitted by the CARES Act of 2020, required minimum distribution changes made by the SECURE Act of 2019, the CARES Act of 2020, and the SECURE 2.0 Act of 2022; (iii) remove provisions that are no longer in effect; and (iv) make certain other changes. The rights and benefits of a Participant who severed from employment with all Affiliates prior to the effective date of this amendment and restatement shall be determined under the Plan as in effect at the time of such severance from employment, except as otherwise provided herein, as required by applicable law, or in accordance with uniform procedures adopted by the Committee.

- 2 - 184068307.3 ARTICLE I DEFINITIONS The following terms, when used herein, shall have the meanings stated below unless a different meaning is otherwise indicated or required by the context. Account – The Pretax Deferral Account, Roth Deferral Account, In-Plan Roth Conversion Account, Matching Contribution Account, ESOP Account, Rollover Account, Profit Sharing Account, and Retirement Contribution Account, respectively, maintained for a Participant (or an Eligible Employee), as applicable. In addition, the Committee may establish additional accounts and subaccounts as it may deem necessary for the proper administration of the Plan, and “Account” may also refer to any or all such additional accounts and subaccounts. Affiliate –The Company and any other corporation, trade or business that, together with the Company, is treated as a single employer with the Company pursuant to Code Section 414(b), (c), (m), or (o), except that with respect to Section 3.9, “pursuant to Code Section 414(b), (c), (m), or (o), as modified by Code Section 415(h)” shall be substituted for the preceding reference to “pursuant to Code Section 414(b), (c), (m), or (o).” Code – The Internal Revenue Code of 1986, as amended. Reference to any specific Code section shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing, or superseding such section. Committee – The committee that shall be the administrator of the Plan pursuant to Article VI or its delegate as applicable in certain contexts. Common Stock – Common stock of the Company. Company – Knife River Corporation or any successor thereto. Compensation – The total compensation paid to an Eligible Employee by the Employer (not in excess of the Code Section 401(a)(17) limit in effect for the Plan Year, as adjusted by the Secretary of the Treasury to reflect increases in the cost of living), unreduced by any deferral contributions of the Eligible Employee to the Plan, and any amount that is contributed by the Employer pursuant to a salary reduction agreement and that is not includible in the gross income of an Employee under Code Sections 125(a), 132(f)(4), 402(e)(3), 402(h)(1)(B), 402(k), or 457(b), including any differential wage payment (as defined in

- 3 - 184068307.3 Code Section 3401(h)(2)), but excluding other contributions to the Plan, contributions to other employee benefit plans, relocation allowances, club membership reimbursements, the cost of group life insurance that is added to taxable income of the Eligible Employee, and any other extra or additional compensation from the Employer that does not constitute base compensation, such as bonuses and other incentive compensation. Disability – A physical or mental condition of an Eligible Employee that results in permanent and total disability as defined by the Social Security Administration. Distributee – Distributee means an Employee or former Employee. In addition, the Employee’s (or former Employee’s) surviving Spouse and the Employee’s (or former Employee’s) Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are Distributees with regard to the interest of the Spouse or former Spouse. A Distributee also means the Employee’s (or former Employee’s) non-Spouse designated beneficiary, in which case, the distribution can only be transferred to a traditional IRA or Roth IRA established on behalf of the non-Spouse designated beneficiary for the purpose of receiving the distribution. Effective Date – Effective Date means the effective date of the amendment and restatement of the Plan, which is January 1, 2026. The Plan was established as a spinoff plan of the MDU 401(k) Plan effective May 1, 2023. Eligible Employee – Eligible Employee means each Employee who is at least 18 years of age and who is actively employed by the Employer. Notwithstanding the foregoing, unless specifically approved as an Eligible Employee by the Committee, an Employee of an Employer shall not be an Eligible Employee during any time when such Employee is (1) eligible to participate in a multiemployer plan as defined in ERISA Section 3(37) to which the Employer contributes, or (2) covered by a collectively bargained unit that has not bargained for the Plan for such Employee. A Leased Employee shall not be an Eligible Employee. Eligible Retirement Plan – Eligible Retirement Plan means (1) an individual retirement account described in Code Section 408(a) or 408A, (2) an individual retirement annuity described in Code Section 408(b), (3) an annuity plan described in Code Section 403(a), (4) an annuity contract described in Code

- 4 - 184068307.3 Section 403(b), (5) an eligible plan under Code Section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and that agrees to separately account for amounts transferred into such plan from this Plan, or (6) a qualified plan described in Code Section 401(a) that accepts the Distributee’s Eligible Rollover Distribution. This definition shall also apply in the case of a distribution to a surviving Spouse, or to a Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p). If any portion of an Eligible Rollover Distribution is attributable to payments or distributions from a Roth Deferral Account, an Eligible Retirement Plan with respect to such portion shall include only another designated Roth account of the individual from whose Account the payments or distributions were made or a Roth IRA of such individual. Eligible Rollover Distribution – Eligible Rollover Distribution means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include (1) any distribution that is one of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee’s designated beneficiary, or for a specified period of ten years or more, (2) any distribution to the extent such distribution is required under Code Section 401(a)(9), (3) any hardship distribution described in Code Section 401(k)(2)(B)(i)(iv), (4) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities), or (5) a distribution excluded from the definition of an “Eligible Rollover Distribution” under applicable Treasury rulings or regulations. A portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions that are not includible in gross income. However, such portion may be paid only to an individual retirement account or annuity described in Code Section 408(a) or 408(b), a Roth IRA described in Code Section 408A, a qualified retirement plan (either a defined contribution plan or a defined benefit plan) described in Code Section 401(a) or 403(a), or an annuity contract described in Code Section 403(b) that agrees to separately account for amounts so transferred (and earnings thereon), including separately accounting for the portion of such distribution that is includible in gross income and the portion of such distribution that is not so includible.

- 5 - 184068307.3 Employee – An individual shall be an Employee of or be employed by the Employer for any Plan Year only if such individual is treated by the Employer for such Plan Year as its employee for purposes of employment taxes and wage withholding for federal income taxes, regardless of any subsequent reclassification by the Employer, any governmental agency, or court. Employer – The Company and the Participating Affiliates. ERISA – The Employee Retirement Income Security Act of 1974, as amended. Reference to any specific ERISA section shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing, or superseding such section. ESOP – The portion of the Plan that is designed to invest primarily in Common Stock and is intended to satisfy the requirements of a non-leveraged employee stock ownership plan set forth in Code Sections 401(a), 409, and 4975(e)(7). The ESOP consists of all amounts credited to Participants’ Accounts that are invested in Common Stock from time to time. ESOP Account – The separate Account or Accounts maintained for a Participant to which is credited the Participant’s interest in the ESOP from time to time. Highly Compensated Employee or HCE – Includes highly compensated active Employees and highly compensated former Employees. “Highly compensated active Employee” means any Employee who (1) was a 5% owner (as defined in Code Section 416(i)(I)) of the Employer at any time during the current or the preceding year, or (2) for the preceding year had compensation from the Employer in excess of the dollar amount specified in Code Section 414(q)(1)(B)(i) (as adjusted by the Secretary of the Treasury pursuant to Code Section 415(d), except that the base period shall be the calendar quarter ending September 30, 1996). A former Employee shall be treated as a Highly Compensated Employee if (A) such Employee was a Highly Compensated Employee when he or she separated from service, or (B) such Employee was a Highly Compensated Employee at any time after attaining age 55. The determination of who is a Highly Compensated Employee will be made in accordance with Code Section 414(q). For purposes of this definition, the term “compensation” means Section 415 compensation (as defined in Section 3.9).

- 6 - 184068307.3 Hour of Service – Any hour for which an Employee is directly or indirectly paid or entitled to payment by an Employer (1) for the performance of duties, or (2) on account of a period of time during which no duties are performed due to paid vacation, paid holidays, paid illness or incapacity, paid jury duty, or other authorized paid leaves of absence, or (3) for which back pay irrespective of mitigation of damages is either awarded or agreed to by an Employer. The number of Hours of Service, and the period to which such hours shall be credited, will be determined in accordance with Department of Labor Regulations Section 2530.200b-2. An Employee's service with a predecessor affiliate or acquired company shall be counted in the determination of the Employee's Hours of Service for purposes of vesting and allocation of employer contributions (as applicable), except as otherwise determined by the Committee or provided by an applicable definitive agreement. Notwithstanding the foregoing, if a qualified plan of the predecessor affiliate or acquired company is subsequently maintained by any Affiliate, an Employee's service with such predecessor affiliate or acquired company shall be counted in the determination of his or her Hours of Service for purposes of vesting and allocation of employer contributions (if applicable). In-Plan Roth Conversion Account – An Account created to hold amounts under the Plan that a Participant, spousal alternate payee, or spousal beneficiary elects to convert to the In-Plan Roth Conversion Account in accordance with Section 3.3. The Committee may establish subaccounts based on the source of the in-Plan Roth conversion. Investment Funds – Each of the investment funds designated by the Committee in which a Participant’s Accounts may be invested, in accordance with Section 5.2. Knife River Spinoff Effective Date – The effective date of the corporate spinoff of MDU Resources Group, Inc.’s construction materials and contracting business, including Knife River Corporation and certain other Affiliates, that resulted in two independent, publicly traded companies, MDU Resources Group, Inc., and Knife River Corporation, which occurred at 11:59 p.m. Eastern Time on May 31, 2023. Leased Employee – An individual, not otherwise an Employee, who, pursuant to an agreement between an Affiliate and a leasing organization, has performed, on a substantially full-time basis, for a period of at least 12 months, services under the primary direction or control of the Affiliate unless (1) the individual is covered by a money purchase pension plan maintained by the leasing organization and

- 7 - 184068307.3 meeting the requirements of Code Section 414(n)(5)(B), and (2) Leased Employees do not constitute more than 20% of the nonhighly compensated workforce of all Affiliates (within the meaning of Code Section 414(n)(5)(C)(ii)). Matching Contribution Account – The separate Account to which Employer matching contributions under Section 3.4 are credited. MDU 401(k) Plan – The MDU Resources Group, Inc. 401(k) Retirement Plan sponsored by MDU Resources Group, Inc., which was established effective January 1, 1984, and from which the Plan spun off from as described in Schedule A. Normal Retirement Age – The date a Participant attains age 60. Participant – An Eligible Employee who participates in the Plan pursuant to Article II. Participating Affiliate – An Affiliate to which the Committee has extended the Plan and which adopts the Plan by its board of directors or other governing body. Plan – The Knife River Corporation 401(k) Retirement Plan as set forth herein and as amended from time to time. Plan Year – The calendar year. Pretax Deferral Account – The separate Account to which pretax deferral contributions under Section 3.1 are credited. Profit Sharing Account – A separate account to which profit sharing contributions under Section 3.5(a) are credited. Retirement Contribution Account – A separate account to which retirement contributions under Section 3.5(b) are credited. Rollover Account – The separate Account maintained for an Eligible Employee to hold amounts contributed pursuant to Section 3.10. Roth Deferral Account – The separate Account to which Roth deferral contributions under Section 3.1 are credited. Section 16 Officer – An officer as described in Section 16 of the Securities Exchange Act of 1934 and the rules thereunder. Spouse – The person to whom an individual is married for purposes of federal income taxes.

- 8 - 184068307.3 Trust Agreement – The Trust Agreement between the Company and the Trustee pursuant to which the Trust Fund is maintained, as such agreement may be amended from time to time. The Trust Agreement constitutes a part of the Plan and its terms are incorporated herein by reference. Trust Fund – The Trust Fund under the Plan in which Plan assets are retained by the Trustee. Trustee – The Trustee of the Trust Fund, and any successor thereto.

- 9 - 184068307.3 ARTICLE II PARTICIPATION 2.1 Participation Requirements. Each Eligible Employee who was a Participant in the Plan immediately prior to the Effective Date shall continue to participate in the Plan as of the Effective Date. Each Employee who is not a Participant prior to the Effective Date or who becomes an Eligible Employee on and after the Effective Date shall become a Participant on the date that he or she becomes an Eligible Employee, provided that such Eligible Employee complies with any enrollment procedures established by the Committee. 2.2 Termination of Participation (a) A Participant shall terminate active participation in the Plan upon any of the following events: (i) death, (ii) retirement, (iii) Disability, or (iv) other termination of employment with all Affiliates. (b) A Participant who elects, pursuant to Section 4.5(b), to make a complete or partial withdrawal from the Pre-tax Deferral Account, Roth Deferral Account, Matching Contribution Account, and Rollover Account after age 59½ shall not be deemed to terminate participation in the Plan by such election alone. (c) A Participant who ceases to be an Eligible Employee (other than by termination of employment), discontinues deferral contributions under Section 3.1, or enters the military service of the United States, shall also be an inactive Participant with respect to the deferral contribution feature of the Plan; provided, however, that, notwithstanding any provision of the Plan to the contrary, (i) contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u), and (ii) in the case of a Participant who dies while performing qualified military service (as defined in Code Section 414(u)), the survivors of the Participant are entitled to any benefits (other than benefit accruals relating to the period of qualified military service) provided

- 10 - 184068307.3 under the Plan had the Participant resumed and then terminated employment on account of death. Any interest of an inactive Participant in the Plan may be allowed to remain in the Trust Fund, subject to payment as provided in Article IV. Inactive Participants may apply for a hardship withdrawal in accordance with Section 4.5(a) but shall not be eligible for loans under Section 4.8. 2.3 Reemployment. An Eligible Employee or Participant who terminates employment with the Employer and who is subsequently reemployed as an Eligible Employee shall become a Participant on the date of his or her reemployment, provided that such Eligible Employee complies with any enrollment procedure established by the Committee.

- 11 - 184068307.3 ARTICLE III CONTRIBUTIONS 3.1 Deferral Contributions (a) A Participant may contribute, by payroll deduction, any whole percentage of the Participant’s Compensation not exceeding 75% of Compensation for each pay period to the Participant’s Pretax Deferral Account and/or Roth Deferral Account. The Participant must specify whether the deferral contributions shall be pretax deferral contributions, Roth deferral contributions, or a combination of both. If a Participant fails to specify, then his or her deferral contributions shall be treated as pretax deferral contributions. The election shall be made in such manner and with such advance notice as prescribed by the Committee. (b) Deferral contributions on behalf of a Participant shall be credited to such Participant’s Pretax Deferral Account and/or Roth Deferral Account, as applicable and subject to Section 3.6. (c) Upon becoming a Participant, and at any time thereafter, each Participant may elect the percentage of Compensation to be contributed as deferral contributions to the Plan. Any such election will take effect as soon as administratively feasible. Each election by a Participant under this Section 3.1(c) shall be made pursuant to the method established by the Committee for this purpose. (d) If a Participant fails to make an election within 30 days of becoming a Participant, the Participant shall be deemed to have elected to have 6% of Compensation (the “automatic deferral rate”) withheld and contributed to the Plan as pretax deferral contributions, effective as soon as administratively feasible following the 30-day period. Within a reasonable period prior to the date an automatic deferral election is effective and the first day of each Plan Year thereafter, the Participant shall receive a notice that explains the automatic deferral feature (including the applicable automatic deferral rate and how automatic contributions will be invested in the absence of the Participant’s investment election), the Participant’s right to elect not to have automatic contributions made on the

- 12 - 184068307.3 Participant’s behalf, and the procedure for making an alternate election. Automatic contributions being made on behalf of a Participant will cease as soon as administratively feasible after the Participant makes an affirmative election regarding deferral contributions. (e) A Participant’s deemed election under Section 3.1(d) shall be automatically increased by 1% as of the January 1 following the Participant’s initial deferral contribution (or as soon as administratively feasible thereafter) and each subsequent January 1 (or as soon as administratively feasible thereafter) until the Participant’s deferral rate equals 15% of Compensation or the Participant makes an affirmative election regarding deferral contributions (including an election to not contribute), if earlier. If an affirmative election is made, the automatic escalation no longer applies. (f) Deferral contributions must be contributed to the Trust Fund as soon as they can reasonably be segregated from the Employer’s general assets, but in no event later than the 15th business day of the month following the month in which such amounts otherwise would have been payable to the Participant in cash. Deferral contributions shall be invested pursuant to Section 5.2(a). 3.2 Changing Deferral Contribution Election. A Participant may change his or her deferral contribution election at any time as provided in Section 3.1(c). Such change will take effect as soon as administratively feasible. 3.3 In-Plan Roth Conversion. A Participant, spousal alternate payee, or spousal beneficiary may elect to convert vested amounts from any Account, other than an Account holding Roth Contributions, to an In-Plan Roth Conversion Account in such manner and subject to such rules as the Committee may establish consistent with this Section 3.3 and Code Section 402A(c)(4)(E). The Plan permits conversion of any amounts permissible under the Code, including amounts that are not otherwise distributable. Amounts that are so converted will be subject to the taxation provisions and separate accounting requirements that apply to designated Roth contributions and any distribution constraints applicable to such amounts prior to the conversion. An In-Plan Roth conversion is not a Plan distribution. Accordingly, the Plan may not withhold or distribute any amounts for income tax withholding.

- 13 - 184068307.3 3.4 Matching Contributions. The Employer shall make a matching contribution for each pay period equal to 50% of the deferral contribution made by the Participant for such pay period; provided, however, that a Participant’s deferral contributions in excess of 6% of Compensation for such pay period shall not be eligible for matching contributions. Notwithstanding the immediately preceding sentence, an Employer, by resolution of its board of directors or other governing body and subject to the approval of the Committee, may provide for a matching contribution on behalf of Participants employed by such Employer that differs from the matching contribution stated above. In such a case, the matching contribution so adopted by such Employer and approved by the Committee shall be set forth in Schedule B and shall be applicable to such Employer in lieu of the matching contribution stated above until changed by action of such Employer’s board of directors or other governing body and approved by the Committee. Matching contributions on behalf of a Participant shall be made in cash and credited to the Participant’s Matching Contribution Account. The Employer shall make a true-up matching contribution for each Plan Year on behalf of each Participant who made deferral contributions during such Plan Year. The true-up matching contribution shall be in the amount that, when aggregated with all matching contributions made during the Plan Year on behalf of the Participant, equals 50% of the Participant’s deferral contributions for the Plan Year that do not exceed 6% of the Participant’s Compensation for the Plan Year. A Participant whose employment is terminated during the Plan Year may receive a true-up matching contribution prior to the end of the Plan Year, as determined in the sole discretion of the Participant’s Employer. Notwithstanding the foregoing, for any Participant employed by an Employer who provides a matching contribution that differs from the matching contribution formula stated above, as set forth in Schedule B, the amount of true-up matching contribution shall not exceed the maximum matching contribution made pursuant to Schedule B as determined on a Plan Year basis. Furthermore, if an Employer adopts a different matching contribution formula mid-year, the amount of true-up matching contribution for a Participant employed by such Employer shall be prorated for the Plan Year based on such Participant’s deferral contributions and Compensation for the portions of the Plan Year with respect to which the formulas applied, respectively. Matching

- 14 - 184068307.3 contributions described in this Section 3.4 without regard to any matching contributions described in Schedule B are referred to herein as the “standard matching contributions.” 3.5 Employer Contributions. Each Employer, in its sole discretion, may make either or both of the following types of contributions to the Plan on behalf of Participants employed by that Employer. (a) Profit Sharing. Each Employer may establish a profit sharing feature by which a contribution to the Plan may be allocated to Participants pursuant to criteria related to the Employer’s annual performance, as established by resolution of its governing body and subject to the approval of the Committee. Each profit sharing feature shall be set forth in Schedule C and shall be applicable to the Employer that established the feature until changed by action of such Employer’s governing body and approved by the Committee. Any such contribution will be made in accordance with Section 5.1 and will be invested pursuant to the Participant’s investment election. (b) Retirement Contribution. Each Employer may establish a retirement contribution feature by which a contribution to the Plan will be allocated to Participants pursuant to a specific formula established by resolution of its governing body and subject to the approval of the Committee. Each retirement contribution feature shall be set forth in Schedule D and shall be applicable to the Employer that established the feature until changed by action of such Employer’s governing body and approved by the Committee. Any such contribution will be made in accordance with Section 5.1 and will be invested pursuant to the Participant’s investment election. 3.6 Special Limitations on Deferral Contributions (a) For each Plan Year, the Plan shall comply with Code Section 401(k)(3). Specifically, if the actual deferral percentage or ADP (as defined in Section 3.6(c)) of Compensation for Participants who are HCEs is more than the amount permitted under the special limitations set forth in Section 3.6(b), the deferral contributions made by the HCEs will be reduced (in the order of those HCEs with the highest dollar contribution amount) to the extent necessary to meet the requirements of Section 3.6(b). The Employer shall pay directly to the Participant any excess amounts withheld for contribution. Any excess deferral

- 15 - 184068307.3 contributions made to the Trust Fund, plus any related earnings thereon, shall be distributed to the Participants before the end of the Plan Year following the Plan Year in which such excess deferral contributions are made. Amounts to be distributed to a Participant pursuant to the previous sentence shall be reduced by the amounts (if any) to be distributed to that Participant pursuant to Section 3.6(g). In addition, if the Employer or the Committee determines that contributions would be in excess of the special limitations set forth in Section 3.6(b), the Employer may in its sole discretion suspend, in whole or in part, deferral contributions to the Plan made on behalf of Participants who are HCEs. In such case the deferral contributions that would ordinarily be contributed to the Trust Fund on the Participants’ behalf in a payroll period shall be paid directly to such Participants. (b) The ADP for any Plan Year of all Eligible Employees who are HCEs shall not exceed, alternatively (i) 125% of the ADP for all Eligible Employees who are not HCEs, or (ii) 200% of the ADP for Eligible Employees who are not HCEs, provided that the ADP for all HCEs does not exceed the ADP for all other Eligible Employees by more than 2%. (c) For purposes of this Section 3.6, the “actual deferral percentage” or “ADP” for a Plan Year shall be the average of the ratios, calculated separately for each Eligible Employee in each group, of the amount of deferral contributions credited to the Pretax Deferral Account and Roth Deferral Account on behalf of each Eligible Employee for such Plan Year to the Eligible Employee’s Section 415 compensation (as defined in Section 3.9) for such Plan Year. (d) If a reduction in the amount of deferral contributions on behalf of a Participant is required because of the application of Section 3.6(a), the reduction shall be treated as taxable earnings to the Participant for the pay period in which the reduction occurs, and the Employer shall withhold any taxes required by law on such taxable earnings. (e) If a distribution of excess deferral contributions (and related earnings) is required because of the application of Section 3.6(a), the Employer shall withhold any taxes required by law on such distribution.

- 16 - 184068307.3 (f) In the event that an active Participant is required to reduce deferral contributions to the Plan as a result of the application of Section 3.6(a), the matching contribution under Section 3.4 made on behalf of the Participant for the remainder of the Plan Year shall be applied to the reduced amount of deferral contributions. (g) Notwithstanding the foregoing provisions of this Section 3.6, the maximum amount of deferral contributions credited to the Pretax Deferral Account and Roth Deferral Account on behalf of a Participant in any calendar year may not exceed the Code Section 402(g)(1) limit in effect for the calendar year, as may be adjusted in accordance with regulations prescribed by the Secretary of the Treasury to reflect increases in the cost of living, and any such contributions made to the Pretax Deferral Account and Roth Deferral Account in excess of such limit (as adjusted), plus any related earnings on the excess, shall be distributed to the Participant by no later than April 15 following the close of the calendar year in which the excess deferral contributions are made. The amount of deferral contributions distributed to a Participant pursuant to the immediately preceding sentence shall be reduced by the amount of deferral contributions distributed to such Participant pursuant to Section 3.6(a) for the same Plan Year. Deferral contributions exceeding the limits of this Section 3.6(g) shall mean the amount of deferral contributions for a calendar year that the Participant designates to the Plan pursuant to the following procedure. The Participant’s designation shall (i) be submitted to the Committee in writing no later than March 1, (ii) specify the Participant’s deferral contributions exceeding the limits of this Section 3.6(g) for the preceding calendar year, and (iii) be accompanied by the Participant’s written statement that if such excess deferral contribution is not distributed, it will, when added to amounts deferred under other plans or arrangements described in Code Section 401(k), 408(k), or 403(b), exceed the limit imposed on the Participant by Code Section 402(g) for the year in which the deferral occurred. Deferral contributions exceeding the limits of this Section 3.6(g) are includible in a Participant’s gross income under Code Section 402(g) to the extent that such Participant’s deferral contributions for a taxable year exceed the dollar limitation under such

- 17 - 184068307.3 Code section. Such excess deferral contributions, and the income or loss allocable thereto, may be distributed before the end of the calendar year in which the deferral contributions were made. A Participant who has such excess deferral contributions for a taxable year, taking into account only such deferral contributions under the Plan or any other plan of the Affiliates, shall be deemed to have designated the entire amount of such excess deferral contributions. (h) The earnings allocable to distributions of deferral contributions exceeding the limits of Section 3.6(b) or 3.6(g) shall be the sum of (i) the earnings attributable to the Participant’s deferral contributions for the year multiplied by a fraction, the numerator of which is the applicable excess amount, and the denominator of which is the balances in the Pretax Deferral Account and Roth Deferral Account of the Participant on the last day of such year reduced by gains (or increased by losses) attributable to such Accounts for the year; and (ii) 10% of the amount determined under clause (i) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th day of such month. (i) All Employees who are eligible to make deferral contributions under the Plan and who have attained age 50 before the close of the Plan Year (“catch-up eligible Participants”) shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Code Section 414(v) (without regard to the adjusted dollar amount for individuals aged 60 to 63 described in Code Section 414(v)(2)(E)(i) effective January 1, 2025). Such catch- up contributions shall not be taken into account for purposes of implementing the required limitations of Code Sections 402(g) and 415. The Plan shall not be treated as failing to satisfy the requirements of Code Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416, as applicable, by reason of the making of such catch-up contributions. Deferral contributions are matched up to the maximum deferral limit for the Plan Year, including excess deferrals that are reclassified as catch-up contributions.

- 18 - 184068307.3 3.7 Roth Catch-Up Contributions for Highly Paid Participants (a) Deemed Roth Election. Notwithstanding any provision of the Plan to the contrary, if, for the calendar year preceding the Plan Year, a catch-up eligible Participant had wages from the employer sponsoring the Plan (as determined under Treasury Regulation § 1.414(v)- 2(b)(4)(i) (the Participant’s common law employer)) that exceeded the Code Section 414(v)(7)(A) Roth catch-up wage threshold for the calendar year preceding the Plan Year, as adjusted for cost of living increases pursuant to Code Section 414(v)(7)(E), then the Participant shall be deemed to have irrevocably designated any catch-up contributions (made pursuant to his or her a salary reduction agreement) as designated Roth contributions, provided that the Plan provides the Participant an effective opportunity to make a new election that is different than the deemed election. (b) Roth Catch-Up Wage Threshold. For purposes of the Roth catch-up wage threshold, wages taken into account are wages as defined in Code Section 3121(a) for purposes of the taxes imposed by Code Sections 3101(a) and 3111(a) for the year the wages are required to be taken into account for purposes of chapter 21 of the Code (i.e., FICA wages that are Social Security wages reported in Box 3 of Form W-2). (c) Correction of Section 414(v)(7) Failures. For purposes of this Section 3.7(c), if a deferral contribution that exceeds a statutory limit, employer-provided limit, or ADP limit (as such terms are defined in Treasury Regulation § 1.414(v)-1(b)(1)) fails to be a catch-up contribution under Code Section 414(v)(1) solely because the deferral contribution is not a designated Roth contribution, then the failure to satisfy Code Section 414(v)(7) is referred to as a “Section 414(v)(7) failure.” In such a case, provided that the Committee has in place practices and procedures designed to result in compliance with Code Section 414(v)(7) at the time the deferral contribution is made, the Section 414(v)(7) failure may be corrected in accordance with the Form W-2 correction method or the -in-plan Roth rollover correction method as set forth in Treasury Regulation § 1.414(v)-2(c)(2)(i) and (ii), respectively. The Plan shall apply the same correction method for similarly situated

- 19 - 184068307.3 Participants, and the selection of which correction method applies may not be based on the investment returns earned in Participants' Accounts. 3.8 Special Matching Contribution Limitations (a) For each Plan Year, the Plan shall comply with Code Section 401(m)(2). Specifically, if the actual contribution percentage or ACP (as defined in Section 3.8(c)) for Participants who are HCEs is more than the amount permitted under the special limitations set forth under Section 3.8(b), the matching contributions credited to the Matching Contribution Accounts of those Participants who are HCEs shall be reduced (in the order of the HCEs with the highest dollar amount of matching contributions) to the extent necessary to meet the requirements of Section 3.8(b). Any excess matching contributions made to the Trust Fund, plus any related earnings thereof, shall be distributed to such Participants before the end of the Plan Year following the Plan Year in which such excess matching contributions are made. The earnings allocable to distributions of deferral contributions exceeding the limits of Section 3.8(b) shall be the sum of (i) the earnings attributable to the Participant’s deferral contributions for the year multiplied by a fraction, the numerator of which is the applicable excess amount and the denominator of which is the balance in the Pretax Deferral Account and Roth Deferral Account of the Participant on the last day of such year reduced by gains (or increased by losses) attributable to such Accounts for the year; and (ii) 10% of the amount determined under clause (i) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th day of such month. In addition, if the Employer or the Committee determines that contributions or matching contributions would be in excess of the special limitations set forth under Section 3.8(b), the Employer may, in its sole discretion, suspend, in whole or in part, deferral contributions to the Plan made on behalf of Participants who are HCEs and, therefore, related matching contributions with respect to such Participants, in which case the deferral contributions that would ordinarily be contributed to the Trust Fund on the Participants’ behalf in a payroll period shall be paid directly to such Participants.

- 20 - 184068307.3 (b) The ACP for any Plan Year of all Eligible Employees who are HCEs shall not exceed, alternatively (i) 125% of the ACP for all Eligible Employees who are not HCEs, or (ii) 200% of the ACP for Eligible Employees who are not HCEs, provided that the ACP for all HCEs does not exceed the ACP for all other Eligible Employees by more than 2%. (c) For purposes of this Section 3.8, the “actual contribution percentage” or “ACP” for a Plan Year shall be the average of the ratios, calculated separately for each Eligible Employee in each group, of the amount of matching contributions to the Matching Contribution Account on behalf of each Eligible Employee for such Plan Year to the Eligible Employee’s Section 415 compensation (as defined in Section 3.8) for such Plan Year. (d) If a reduction in the amount of deferral contributions on behalf of a Participant is required because of the application of Section 3.8(a), the reduction shall be treated as taxable earnings to the Participant for the pay period in which the reduction occurs, and the Employer shall withhold any taxes required by law on such taxable earnings. (e) If a distribution of excess deferral contributions or excess matching contributions (and related earnings) is required because of the application of Section 3.8(a), the Employer shall withhold any taxes required by law on such distribution. (f) In the event that an active Participant is required to reduce deferral contributions to the Plan as a result of the application of Section 3.8(a), the matching contribution made on behalf of the Participant for the remainder of the Plan Year shall be applied to the reduced amount of deferral contributions. 3.9 Contribution Limitation. Notwithstanding any provision of the Plan to the contrary, and except to the extent permitted under Code Section 414(v), the annual additions (as defined below) to a Participant’s Accounts shall not exceed the lesser of (a) 100% of the Participant’s total Section 415 compensation (as defined below) or (b) the Code Section 415(c)(1)(A) limit in effect for the Plan Year, as adjusted for cost-of-living increases under Code Section 415(d). Plan benefits shall be paid in accordance with Code Section 415 and applicable Treasury Regulations issued thereunder, the requirements of which are incorporated herein by reference to the extent not specifically provided herein.

- 21 - 184068307.3 “Annual addition” for any Plan Year means the sum of (a) the deferral contributions, matching contributions, and profit sharing contributions, if any, credited to a Participant’s Accounts for that year, and (b) the contributions made by an Affiliate on behalf of such Participant (including contributions made by such Participant pursuant to an election to defer earnings), and any remainders to be credited to his or her Account under any other defined contribution plan maintained by the Affiliates in which such Participant participates. The Committee shall take any actions it deems advisable to avoid an annual addition in excess of the limitations set forth in Code Section 415; provided, however, if a Participant’s annual addition for a Plan Year actually exceeds the limitations of this Section 3.9, the Committee shall correct such excess in accordance with applicable Treasury Regulations or applicable guidance issued by the Internal Revenue Service. The term “Section 415 compensation” shall mean the total of all of the wages, salaries, and other amounts received by the Participant from the Employer for services rendered to the Employer as reflected on Form W-2, but only to the extent such amounts are includible as compensation under Code Section 415I(3) and the regulations thereunder (including any amounts includible in a Participant’s income under the rules of Code Section 409A or because the amounts are constructively received by the Participant, and any differential wage payment (as defined in Code Section 3401(h)), plus any elective deferrals (as defined in Code Section 402(g)(3)) and any amount contributed or deferred by the Employer at the Participant’s election that is excludable from income under Code Sections 125, 132(f)(4), or 457. Notwithstanding the foregoing, Section 415 compensation for a Plan Year shall include compensation paid to the Participant by the later of 2½ months after the Participant’s severance from employment with the Employer or the end of the Plan Year that includes the date of such severance from employment if (i) the payments are regular compensation for services during the Participant’s regular working hours or compensation for services outside the Participant’s regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar payments, and, absent a severance from employment, the payments would have been paid to the Participant while the Participant continued in employment with the Employer; (ii) the payments are for unused accrued bona fide vacation time that the Participant would have been able to use if

- 22 - 184068307.3 employment had continued; or (iii) the payment is received by the Participant pursuant to a nonqualified unfunded deferred compensation plan, but only if the payment would have been paid at the same time if employment had continued and only to the extent the payments are includible in gross income. Payments other than those described above shall not be considered compensation if paid after severance from employment, even if they are paid by the later of 2½ months after the date of severance from employment or the end of the Plan Year that includes the date of severance from employment, except (i) payments to an individual who does not currently perform services for the Employer by reason of qualified military service (within the meaning of Code Section 414(u)(1)) to the extent these payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the Employer rather than entering qualified military service; or (ii) compensation paid to a Participant who is permanently and totally disabled, as defined in Code Section 22(e)(3), provided that either salary continuation applies to all Participants who are permanently and totally disabled for a fixed or determinable period or the Participant was not an HCE immediately before becoming disabled. Notwithstanding any provision of the Plan to the contrary, Section 415 compensation shall not include amounts in excess of the limitation under Code Section 401(a)(17) in effect for the Plan Year. 3.10 Rollover Contributions. At the direction of the Committee, and in accordance with such uniform rules as the Committee may from time to time establish, rollovers described in Code Section 402(c), rollovers from an annuity contract described in Code Section 403(b), rollovers from an eligible plan under Code Section 457(b) that is maintained by a state, a political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and that is not tax-exempt, and rollovers from another plan that meets the requirements of Code Section 401(a) or 403(a), including after-tax employee contributions and designated Roth accounts, may be received by the Trustee and will be credited to an Account established in the name of the Eligible Employee. Any rollover contribution made in accordance with the preceding sentence must be made in cash; rollover contributions of property other than cash will not be accepted. Any amount received by the Trustee for an Eligible Employee in accordance with this Section 3.10 shall be adjusted during each accounting period for their pro rata share of any change in the value of the Investment Funds.

- 23 - 184068307.3 Eligible Employees shall be fully vested in their Rollover Account. Loans from a terminated plan of an acquired company may be accepted.

- 24 - 184068307.3 ARTICLE IV ACCOUNTS; VESTING; DISTRIBUTIONS 4.1 Participants’ Accounts (a) The Employer shall maintain, or cause to be maintained, records that reflect the interest of each Participant’s Pretax Deferral Account, Roth Deferral Account, In-Plan Roth Conversion Account, Matching Contribution Account, ESOP Account, Rollover Account, Profit Sharing Account, and Retirement Contribution Account, as applicable, including all contributions, income, gains or losses, and withdrawals with respect to such Accounts. Records for the Participants’ Accounts shall be maintained in accordance with procedural rules as determined by the Committee. As of such valuation dates as the Committee shall determine, but not less frequently than once each Plan Year, the Committee shall determine the value of each Participant’s Accounts. (b) At least once each Plan Year (or as frequently as ERISA requires), the Employer shall cause to be furnished to each Participant a statement of the contributions made by the Employer on the Participant’s behalf, and the value of the Participant’s Accounts, as well as such information as may be necessary to set forth earnings, gains, or losses with respect to the Participant’s Accounts. 4.2 Vesting (a) A Participant will, at all times, have a fully vested right to the value of the Participant’s Pretax Deferral Account, Roth Deferral Account, Matching Contribution Account, Rollover Account, and ESOP Account. As described in Schedule C or Schedule D (which add a profit sharing feature or retirement contribution feature), a number of years of service may be required for the Participant to be fully vested in his or her Profit Sharing Account or Retirement Contribution Account, as applicable. If a Participant terminates employment before becoming fully or partially vested in his or her Profit Sharing Account or Retirement Contribution Account, the non-vested portion in such Account shall be forfeited as of the last day of the Plan Year in which the Participant terminates employment with all Affiliates. Any forfeitures that arise under the terms of this Section 4.2(a) shall be used for any of the

- 25 - 184068307.3 following: (i) to reinstate the profit sharing contributions or retirement contributions of any reemployed Participants pursuant to the terms of the Plan, (ii) to reduce Employer contributions to the Plan, and (iii) to reduce administrative expenses incurred by the Plan. A Participant who dies while performing qualified military service (as defined in Code Section 414(u)) will receive service credit for vesting purposes for the period of qualified military service. (b) If a Participant’s employment with all Affiliates terminates before the Participant becomes vested in his or her Profit Sharing Account or Retirement Contribution Account, and such Participant is subsequently reemployed by an Affiliate, the following special rules shall apply: (i) A “One-Year Break In Service” means a Plan Year in which a terminated Participant completes less than 500 Hours of Service. (ii) If the Participant was not vested in his or her Profit Sharing Account or Retirement Contribution Account as of termination of employment, the Participant’s years of vesting service prior to the termination of employment shall be aggregated with years of vesting service accrued upon reemployment only if the number of his or her consecutive One-Year Breaks In Service is less than five. (iii) In the case of a maternity or paternity absence (as defined below), a Participant shall be credited, for the first Plan Year in which he or she otherwise would have incurred a One-Year Break In Service (and solely for purposes of determining whether such a One-Year Break In Service has occurred), with the Hours of Service that normally would have been credited to the Participant but for such absence (or, if the Committee is unable to determine the hours that would have been so credited, 8 hours for each work day of such absence), but in no event more than 501 hours for any one absence. A “maternity or paternity absence” means an Employee’s absence from work because of the pregnancy of the Employee or birth of a child of the Employee, because of the placement of a child with the Employee in connection with the adoption of such child by the Employee,

- 26 - 184068307.3 or for purposes of caring for the child immediately following such birth or placement. The Committee may require the Employee to furnish such information as the Committee considers necessary to establish that the Employee’s absence was for one of the reasons specified above. (iv) If a Participant terminated employment with all Affiliates before the Participant was fully vested in the Participant’s Profit Sharing Account or Retirement Contribution Account, and is reemployed by an Affiliate before incurring five consecutive One- Year Breaks In Service, the forfeiture that resulted from the Participant’s earlier termination of employment (unadjusted by subsequent gains or losses if the Participant received a prior distribution from the Plan) shall be recredited to the Participant’s Profit Sharing Account or Retirement Contribution Account, as applicable, as of the accounting date coincident with or next following the date of his or her reemployment. 4.3 Distribution. The amount credited to a Participant’s Accounts, to the extent such Participant is vested in such Accounts, shall become payable to the Participant (or the beneficiary, as applicable) subject to Section 4.6 upon any of the following events: (a) retirement; (b) Disability; (c) death; (d) other termination of employment with all Affiliates; (e) as a hardship withdrawal under Section 4.5(a); or (f) as an age 59½ withdrawal under Section 4.5(b). 4.4 Method of Payment. Participants (or their beneficiaries), in accordance with such uniform rules as the Committee may establish, shall elect distribution of their Accounts in one of the following methods: (a) as a single-sum distribution; or (b) in flexible installments not exceeding nine years.

- 27 - 184068307.3 Distributions shall generally be paid in cash; provided, however, that distributions from a Participant’s ESOP Account may, at the Participant’s election, be paid in the form of Common Stock. 4.5 Withdrawals by Participants (a) Hardship Withdrawal. A Participant may apply for a hardship withdrawal at any time. The withdrawal must be for an immediate and heavy financial need of the Participant for which funds are not reasonably available from other resources of the Participant. If approved, such withdrawal shall equal the lesser of (i) the amount required to be distributed to meet the need created by the hardship, (including any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the withdrawal), or (ii) the value of the vested portion of the Participant’s Accounts. Immediate and heavy financial needs are limited to amounts necessary for: (i) Unreimbursed medical expenses (as defined in Code Section 213, determined without regard to whether the expense exceeds 7½% of adjusted gross income) incurred by the Participant, the Participant’s Spouse, or the Participant’s dependents (as defined in Code Section 152 without regard to Code Sections 152(b)(1), (b)(2), and (d)(1)(B)). (ii) Preventing foreclosure on or eviction from the Participant’s principal residence. (iii) Costs directly related to the purchase of the Participant’s principal residence, not including mortgage payments. (iv) Tuition, room and board, and related educational fees for the next 12 months of post-secondary education for the Participant or the Participant’s Spouse, children, or dependents. (v) Funeral or burial expenses for the Participant’s deceased parent, Spouse, children, or dependents. (vi) Expenses for repair of damages to the Participant’s principal residence that would qualify for a casualty loss deduction under Code Section 165 (determined without

- 28 - 184068307.3 regard to Code Section 165(h) and whether the loss exceeds 10% of adjusted gross income). (vii) Expenses and losses (including loss of income) incurred by the Participant on account of a disaster declared by the Federal Emergency Management Agency under the Robert T. Stafford Disaster Relief and Emergency Assistance Act, Public Law 100–707, provided that the Participant’s principal residence or principal place of employment at the time of the disaster was located in an area designated by the Federal Emergency Management Agency for individual assistance with respect to the disaster. In addition, a hardship withdrawal may be made only if the following conditions are met: (i) The Participant has obtained all other currently available distributions (including distributions of ESOP dividends under Code Section 404(k), but not hardship withdrawals or nontaxable loans) under the Plan and all other plans of deferred compensation (whether qualified or nonqualified) maintained by the Affiliates. (ii) The Participant has provided to the Committee a representation in writing (including by using an electronic medium as defined in Treasury Regulation § 1.401(a)–21(e)(3)), or in such other form as may be prescribed by the Commissioner of the Internal Revenue Service, that he or she has insufficient cash or other liquid assets reasonably available to satisfy the need. (iii) The Committee does not have actual knowledge that is contrary to the representation described above. (iv) Any additional conditions, such as those described in 26 C.F.R. 1.401(k)- 1(d)(3)(iv)(B) and (C). Effective January 1, 2024, in determining whether a withdrawal is upon the hardship of a Participant, the Committee may rely on a written certification (including by using an electronic medium) by the Participant that the distribution is on account of a financial need of a type which is deemed in IRS regulations to be an immediate and heavy financial need, and not in excess of the amount required to satisfy such financial need, and

- 29 - 184068307.3 that the Participant has no alternative means reasonably available to satisfy such financial need. However, the Committee, in accordance with nondiscriminatory and objective standards, may request the Participant to submit documentation to substantiate the financial need. A hardship withdrawal shall be paid to the Participant in cash as soon as practicable after approval of the Participant’s written request. (b) Age 59½ Withdrawal. A Participant who has attained age 59½ may withdraw, by written election to the Committee once per Plan Year, all or any portion of the Participant’s vested Accounts in cash or in the form of Common Stock. (c) Rollover Withdrawal. A Participant may withdraw, at any time by written election, all or any portion of the Participant’s Rollover Account. (d) Coronavirus-Related Distributions. During the period beginning April 6, 2020, and ending December 30, 2020, a Participant who was a “qualified individual” (as defined in Section 2202(a)(4)(A)(ii) of the CARES Act and Section 1.B of IRS Notice 2020-50) was eligible to take one or more coronavirus-related distributions (as defined in Section 2202(a)(4)(A) of the CARES Act) of up to $100,000 (in the aggregate) from the Participant’s vested Accounts in the Plan and all plans maintained by the Affiliates at that time. The Committee relied on the Participant’s certification (including by using an electronic medium) that the Participant satisfied the conditions of a qualified individual in determining whether a distribution was a coronavirus-related distribution, unless the Committee had actual knowledge to the contrary. A Participant who received a coronavirus-related distribution from the Plan or another Eligible Retirement Plan was permitted to recontribute any portion of the distribution (but not more than the amount of the distribution) to the Plan within a three-year period beginning on the day after receipt of the distribution, provided that the Participant was then eligible to make rollover contributions to the Plan. 4.6 Timing of Distributions (a) When Distributions May Commence. If a Participant has incurred a distribution event described in Section 4.3 and requests a distribution of his or her Account, amounts credited

- 30 - 184068307.3 to such Participant’s Account will be paid as soon as practicable after such amounts are ascertained. In accordance with Code Section 414(u)(12), a Participant receiving a differential wage payment (as defined in Code Section 3401(h)(2)) shall be treated as having been severed from employment with all Affiliates for purposes of taking a distribution of his or her Account during any period the Participant performs service in the uniformed services while on active duty for a period of more than 30 days (“deemed severance distribution”). If a Participant elects to receive a deemed severance distribution pursuant to the preceding sentence, such Participant shall not be permitted to make deferral contributions under Section 3.1 during the six-month period beginning on the date of the distribution. (b) When Distributions Must Commence (i) Accounts Not Exceeding $7,000. If a Participant incurs a distribution event described in Sections 4.3(a)–(f) and his or her vested Accounts do not exceed $7,000, such vested Accounts shall be distributed as soon as practicable after such amounts are ascertained without the need for the Participant’s consent to such distribution. If the Participant’s vested Accounts exceed $1,000 but do not exceed $7,000, the vested Accounts shall be distributed in a direct rollover to an individual retirement account designated by the Committee unless the Participant elects otherwise. If the Participant’s vested Accounts are $1,000 or less, the vested Accounts shall be distributed to the Participant in a lump sum unless the Participant elects otherwise. (ii) Accounts in Excess of $7,000. If a Participant incurs a distribution event described in Sections 4.3(a)–(f) and his or her vested Accounts exceed $7,000, then payment of the Participant’s vested Accounts shall commence not later than the 60th day after the end of the calendar year in which the latest of the following events occurs: (A) the Participant attains Normal Retirement Age; (B) the tenth anniversary of the year in which the Participant commenced participation in the Plan occurs; or

- 31 - 184068307.3 (C) the Participant terminates employment with all Affiliates. Notwithstanding the foregoing, the Participant may elect to defer distribution of his or her Accounts (by not requesting a distribution) until the Required Beginning Date (as defined in Section 4A.5(a)). As a result, if the Participant's vested Accounts exceed $7,000, a distribution will not be made to the Participant before his or her Required Beginning Date without the Participant's consent. Upon a Participant's attainment of his or her Required Beginning Date, distribution of the Accounts shall commence as soon as practicable after such amounts are ascertained. If a Participant dies before his or her Required Beginning Date and the Participant's surviving Spouse is the beneficiary, the surviving Spouse may elect to defer distribution of the Participant's Accounts until the Participant would have attained his or her Applicable Age (as defined in Section 4A.5). For purposes of determining the value of the Participant’s vested Accounts under Sections 4.6(b)(i)–(ii), the Participant’s Rollover Account (if any) shall be included. (c) Minimum Distribution Rules for Employees Who Continue in Service After Attaining the Applicable Age. All distributions under the Plan shall be made in accordance with Code Section 401(a)(9). (i) 5% Owners in Service After Attaining the Applicable Age. With regard to a Participant who is a 5% owner (as defined in Code Section 416), payment of a benefit under the Plan shall commence no later than the April 1 next following the calendar year in which such Participant attains the Applicable Age (as defined in Section 4A.5), regardless of whether the Participant has retired or otherwise terminated employment as of such date. (ii) All Other Participants in Service After Attaining the Applicable Age. With regard to Participants other than 5% owners who continue to be active Employees after attaining the Applicable Age (as defined in Section 4A.5), distribution of their Accounts is not required until they terminate employment.

- 32 - 184068307.3 4.7 Distributions Made in Accordance with Code Section 401(a)(31). Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee’s election under this Section 4.7, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a direct rollover. With respect to any portion of a distribution from the Plan on behalf of a deceased Participant, if a direct trustee-to-trustee transfer is made to an individual retirement plan described in Code Section 408(a) or (b) (an “IRA”), which IRA is established for the purpose of receiving the distribution on behalf of an individual who is a designated beneficiary (as defined by Code Section 401(a)(9)(E)) of the Participant and who is not the surviving Spouse of the Participant, then the transfer shall be treated as an Eligible Rollover Distribution for purposes of this Plan and Code Section 402(c). For purposes of this Section 4.7, the IRA of the non-Spouse beneficiary is treated as an inherited IRA within the meaning of Code Section 408(d)(3)(C). The Plan may make a direct rollover to an IRA on behalf of a trust where the trust is the designated beneficiary of a Participant, provided that (a) the beneficiaries of the trust meet the requirements of a designated beneficiary described above; (b) the IRA is established in accordance with Internal Revenue Service guidance, with the trust identified as the beneficiary; and (c) the trust meets the requirements set forth in Treasury Regulation § 1.401(a)(9)-4(f). The rules of this Section 4.7 shall be interpreted in a manner consistent with regulations or other guidance prescribed by the Internal Revenue Service under Code Section 402(c)(11). Solely to the extent permitted in Code Sections 408A(c)(3)(B), (d)(3) and (e), an eligible Distributee may elect to roll over any portion of an Eligible Rollover Distribution to a Roth IRA (as defined by Code Section 408A), provided that the rollover requirements of Code Section 402(c) are met, and provided further that, in the case of an Eligible Rollover Distribution to a non-Spouse beneficiary, the Roth IRA is treated as an inherited IRA (within the meaning of Code Section 408(d)(3)(C)). 4.8 Loans to Participants. While it is the primary purpose of the Plan to accumulate retirement funds for Participants, it is recognized that under some circumstances it is in the best interest of Participants to permit loans to be made to them while they continue in the active service of the Employer. Accordingly, the Committee, pursuant to such rules as it may from time to time establish

- 33 - 184068307.3 and upon application by a Participant supported by such evidence as the Committee requests, may make loans to Participants subject to the following: (a) Funding, Number, and Amount. Loans are available pro rata from a Participant’s vested Accounts. For each Participant, no more than two loans may be approved and no more than two loans may be outstanding at any time during a Plan Year, except that a third loan may be approved during the period beginning April 1, 2020 and ending September 30, 2020, and such loan may remain outstanding until it is fully repaid according to its terms and this Section 4.8. The minimum amount of each loan is $1,000. The maximum amount of each loan, when added to the outstanding balance of all other loans made to the Participant from all qualified plans maintained by the Affiliates, shall not exceed the lesser of: (i) $50,000, reduced by the excess (if any) of: (A) the highest outstanding balance of plan loans during the one-year period ending immediately preceding the date of the loan, over (B) the outstanding balance of plan loans on the date the loan is made; or (ii) one-half of the Participant’s total vested Account balances under the Plan. (b) Documentation and Interest Rate. Each loan must be evidenced by a promissory note prepared in a form approved by the Committee and shall bear a reasonable rate of interest equal to the Wall Street Journal Prime Rate plus 1% or such other commercially reasonable interest rate as determined by the Committee from time to time; provided however, that the applicable interest rate shall not exceed 6% during any period that the Participant receiving the loan is on military leave, in accordance with the Servicemembers Civil Relief Act. Interest paid by a Participant on a loan made under this Section 4.8 shall be credited to the Participant’s Account as of the accounting date that ends the accounting period of the Plan during which such interest payment is made. (c) Repayment and Leaves of Absence. The repayment of any loan must be made in at least quarterly installments of principal and interest; provided, however, that this quarterly amortization requirement shall not apply while a Participant is on a leave of absence for a

- 34 - 184068307.3 period not longer than one year, if the following conditions are met: (i) the Participant is on leave either without pay from the Employer, or at a rate of pay (after income and employment tax withholding) that is less than the amount of the installment payments required under the terms of the loan; (ii) the loan must be repaid by the latest date permitted under Section 4.8(e) or 4.8(f), as applicable, and (iii) the installments due after the leave of absence ends (or if earlier, upon the expiration of the first year of the leave of absence) must not be less than those required under the terms of the original loan. The Committee may allow for suspension of loan repayments under the Plan as permitted under Code Section 414(u)(4). (d) Term of Loan. Each loan shall specify a repayment period that shall not extend beyond five years. If a Participant’s employment is involuntarily terminated in connection with the sale, outsourcing or other divestiture of an Employer, then the Committee may establish uniform rules pursuant to which a Participant may elect a rollover of his or her outstanding loan to an Eligible Retirement Plan. However, the five-year limit shall not apply to any loan used to acquire any dwelling unit that, within a reasonable time, is to be used (determined at the time the loan is made) as the principal residence of the Participant, in which event the time limit shall be 15 years. (e) Retirement or Termination of Employment. If upon a Participant’s retirement or other termination of employment, any loan or portion of a loan made to the Participant under the Plan, together with the accrued interest thereon, remains unpaid, an amount equal to such loan or any part thereof, together with the accrued interest thereon, shall be charged to the Participant’s Account as soon as practicable after 60 days following the Participant’s retirement or termination of employment. (f) Failure to Repay. If a Participant fails to make a loan payment by its due date (other than as described in Section 4.8(e)), the total outstanding amount of the loan, together with the accrued interest thereon, shall be defaulted as soon as practicable after 90 days following the loan payment due date.

- 35 - 184068307.3 (g) 2020 Special Loan Provisions. The following special loan provisions applied to a Participant who was a qualified individual as defined in, and determined in accordance with, Section 4.5(d): (i) For a new loan made during the period from September 4, 2020, to September 9, 2020, to a Participant who was a qualified individual, the maximum amount of the loan, when added to the outstanding balance of all other loans made to the Participant from all qualified plans maintained by the Affiliates at that time, shall not exceed the lesser of (A) $100,000, reduced by the excess (if any) of the highest outstanding balance of plan loans during the one-year period ending immediately preceding the date of the loan, over the outstanding balance of plan loans on the date the loan is made; or (B) the Participant’s total vested Account balances under the Plan. (ii) A Participant who was a qualified individual with an outstanding loan with repayments due during the period from March 27, 2020, to December 31, 2020, was permitted to request that such loan repayments be delayed for one year. This delayed period was disregarded in determining the 5-year period and the loan term under Code Sections 72(p)(2)(B) and (C). Subsequent loan repayments were adjusted appropriately to reflect the delay period, any interest accrued during the delay period, and the revised loan term.

- 36 - 184068307.3 ARTICLE IV A MINIMUM DISTRIBUTION REQUIREMENTS 4A.1 General Rules (a) Precedence. The requirements of this Article IV A will take precedence over any inconsistent provisions of the Plan; provided, however, that this Article IV A shall not require the Plan to provide any form of benefit, or any option, not otherwise provided under the Plan. (b) Requirements of Code Section 401(a)(9) and Treasury Regulations Incorporated. All distributions required under this Article IV A will be determined and made in accordance with the minimum distribution requirements applicable to defined contribution plans as set forth in Code Section 401(a)(9), including the incidental death benefit requirement in Code Section 401(a)(9)(G), and all applicable Treasury Regulations thereunder, as amended from time to time. This includes, without limitation: (i) the 2002 final regulations effective for distribution calendar years beginning on or after January 1, 2003, and subsequent amendments effective in 2004 and 2006; (ii) the updated mortality table regulations applicable to defined contribution plans effective for distribution calendar years beginning on or after January 1, 2022; (iii) the changes enacted by the SECURE Act of 2019 and the SECURE 2.0 Act of 2022, generally applicable to required minimum distributions for calendar years beginning on or after January 1, 2020; and (iv) the final Treasury regulations issued in 2024, effective for required minimum distributions for calendar years beginning on or after January 1, 2025. (c) TEFRA Section 242(b) Elections. Notwithstanding the other provisions of this Article IV A, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (“TEFRA”) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA. (d) Definitions. For purposes of this Article IV A, capitalized terms shall have the meanings provided in Article I, unless an alternate definition is provided in Section 4A.5, in which case the definition in Section 4A.5 shall control.

- 37 - 184068307.3 4A.2 Time and Manner of Distribution (a) Required Beginning Date. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s Required Beginning Date. (b) Death of Participant Before Distributions Begin (i) Death Prior to January 1, 2020. If the Participant dies prior to January 1, 2020, and before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows: (A) If the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary, distributions to the surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained the Applicable Age, if later. (B) If the Participant’s surviving Spouse is not the Participant’s sole Designated Beneficiary, and if distribution is to be made over the life or over a certain period not exceeding the Life Expectancy of the Designated Beneficiary, distribution to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died. (C) If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, or if the provisions of Sections 4A.2(b)(i)(A) and (B) do not otherwise apply, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. (D) If the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to the surviving Spouse begin, this Section 4A.2(b)(i), other than Section 4A.2(b)(i)(A), will apply as if the surviving Spouse were the Participant.

- 38 - 184068307.3 For purposes of Sections 4A.2 and 4A.4, unless Section 4A.2(b)(i)(D) applies, distributions are considered to begin on the Participant’s Required Beginning Date. If Section 4A.2(b)(i)(D) applies, distributions are considered to begin on the date distributions are required to begin to the surviving Spouse under Section 4A.2(b)(i)(A). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s Required Beginning Date (or to the Participant’s surviving Spouse before the date distributions are required to begin to the surviving Spouse under Section 4A.2(b)(i)(A)), the date distributions are considered to begin is the date distributions actually commence. (ii) Death On or After January 1, 2020. If the Participant dies on or after January 1, 2020, and before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows: (A) If there is a Designated Beneficiary who is not an Eligible Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the tenth anniversary of the Participant’s death. (B) If the Participant is survived by an Eligible Designated Beneficiary, then, distributions to the Eligible Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died. However, if the Participant’s Spouse is the sole Designated Beneficiary, then the commencement of distributions may be delayed until December 31 of the calendar year in which the Participant would have attained the Applicable Age, if later. (C) If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest

- 39 - 184068307.3 will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. (c) Forms of Distribution. Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year, distributions will be made in accordance with Sections 4A.3 and 4A.4. If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code Section 401(a)(9) and the Treasury Regulations thereunder. 4A.3 Required Minimum Distributions During Participant’s Lifetime (a) Amount of Required Minimum Distribution for Each Distribution Calendar Year. During the Participant’s lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of: (i) the quotient obtained by dividing the Participant’s Account Balance by the distribution period in the Uniform Lifetime Table set forth in Treasury Regulation § 1.401(a)(9)-9(c), using the Participant’s age as of the Participant’s birthday in the Distribution Calendar Year; or (ii) if the Participant’s sole Designated Beneficiary for the Distribution Calendar Year is the Participant’s Spouse, the quotient obtained by dividing the Participant’s Account Balance by the number in the Joint and Last Survivor Table set forth in Treasury Regulation § 1.401(a)(9)-9(d), using the Participant’s and Spouse’s attained ages as of the Participant’s and Spouse’s birthdays in the Distribution Calendar Year. (b) Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. Required minimum distributions will be determined under this Section 4A.3 beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant’s date of death.

- 40 - 184068307.3 4A.4 Required Minimum Distributions After Participant’s Death (a) Death Prior to January 1, 2020, on or After Date Distributions Begin. (i) Participant Survived by Designated Beneficiary. If the Participant dies prior to January 1, 2020, on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account Balance by the longer of the remaining Life Expectancy of the Participant or the remaining Life Expectancy of the Participant’s Designated Beneficiary, determined as follows: (A) The Participant’s remaining Life Expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year. (B) If the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary, the remaining Life Expectancy of the surviving Spouse is calculated for each Distribution Calendar Year after the year of the Participant’s death using the surviving Spouse’s age as of the Spouse’s birthday in that year. For Distribution Calendar Years after the year of the surviving Spouse’s death, the remaining Life Expectancy of the surviving Spouse is calculated using the age of the surviving Spouse as of the Spouse’s birthday in the calendar year of the Spouse’s death, reduced by one for each subsequent calendar year. (C) If the Participant’s surviving Spouse is not the Participant’s sole Designated Beneficiary, the Designated Beneficiary’s remaining Life Expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year. (ii) No Designated Beneficiary. If the Participant dies prior to January 1, 2020, on or after the date distributions begin and there is no Designated Beneficiary as of

- 41 - 184068307.3 September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account Balance by the Participant’s remaining Life Expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year. (iii) Subsequent Death of Beneficiary. If the death of the Participant’s Designated Beneficiary occurs subsequently, after January 1, 2020, but before the entire Account Balance has been paid out, annual distributions will be paid and completed within ten years of the Designated Beneficiary’s death. (b) Death On or After January 1, 2020, On or After Date Distributions Begin (i) Participant Survived by Designated Beneficiary. If the Participant dies on or after January 1, 2020, and on or after the date distributions begin, distributions to the Participant’s Designated Beneficiary will begin not later than December 31 of the year following the year of the Participant’s death, and the Participant’s remaining interest must be distributed at least as rapidly as under the distribution method used by the Participant as of the date of the Participant’s death. (ii) Life Expectancy Determinations. Where there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account Balance by the longer of the remaining Life Expectancy of the Participant or the remaining Life Expectancy of the Participant’s Designated Beneficiary, determined as follows: (A) The Participant’s remaining Life Expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year. (B) If the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary, the applicable distribution period is measured by the surviving

- 42 - 184068307.3 Spouse’s Life Expectancy using the surviving Spouse’s birthday for each Distribution Calendar Year after the calendar year of the Participant’s death. The surviving Spouse’s remaining Life Expectancy is redetermined each Distribution Calendar Year using the surviving Spouse’s age as of the surviving Spouse’s birthday in that Distribution Calendar Year. For Distribution Calendar Years after the year of the surviving Spouse’s death, the remaining Life Expectancy of the surviving Spouse is calculated using the age of the surviving Spouse as of the Spouse’s birthday in the calendar year of the Spouse’s death, reduced by one for each subsequent calendar year. (C) If the Participant’s surviving Spouse is not the Participant’s sole Designated Beneficiary and there is an Eligible Designated Beneficiary, the Eligible Designated Beneficiary’s remaining Life Expectancy is calculated using the age of the Eligible Designated Beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year. (D) If the Participant’s surviving Spouse is not the Participant’s sole Designated Beneficiary and there is no Eligible Designated Beneficiary, the entire interest must be distributed by the end of the calendar year that includes the tenth anniversary of the date of the Participant’s death. However, for the 2021, 2022, 2023 and 2024 calendar years, distributions are not required. (iii) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, such as where no individual is named as the Designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account Balance by the Participant’s

- 43 - 184068307.3 remaining Life Expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year. (c) Death Prior to January 1, 2020, Before Date Distributions Begin (i) Participant Survived by Designated Beneficiary. If the Participant dies prior to January 1, 2020, before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account Balance by the remaining Life Expectancy of the Participant’s Designated Beneficiary, determined as provided in Section 4A.4(a). (ii) No Designated Beneficiary. If the Participant dies prior to January 1, 2020, before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. (iii) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies prior to January 1, 2020, before the date distributions begin, the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary, and the surviving Spouse dies before distributions are required to begin to the surviving Spouse under Section 4A.2(b)(i), this Section 4A.4(b) will apply as if the surviving Spouse were the Participant. (d) Death On or After January 1, 2020, Before Date Distributions Begin (i) Participant Survived by Surviving Spouse as Sole Designated Beneficiary. If the Participant dies on or after January 1, 2020, before the date distribution begins and the surviving Spouse is the sole Designated Beneficiary, distribution must begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained the Applicable Age, if later.

- 44 - 184068307.3 (A) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies on or after January 1, 2020, before the date distributions begin, the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary, and the surviving Spouse dies before distributions are required to begin to the surviving Spouse under Section 4A.4(d)(i), this Section 4A.4(d) will apply as if the surviving Spouse were the Participant. (ii) Participant Survived by Eligible Designated Beneficiary. If the Participant dies on or after January 1, 2020, before the date distributions begin and there is an Eligible Designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is determined initially using the Beneficiary’s age as of his birthday in the calendar year following the calendar year of the Participant’s death. For subsequent calendar years, the Designated Beneficiary’s remaining Life Expectancy is determined by reducing that initial Life Expectancy by one for each calendar year that has elapsed after the first calendar year. (A) Death of Eligible Designated Beneficiary. If the Participant dies on or after January 1, 2020, before the date distributions begin and is survived by an Eligible Designated Beneficiary and the surviving Eligible Designated Beneficiary dies or reaches the age of majority before distributions are required to begin to the Eligible Designated Beneficiary under Section 4A.4(d)(ii), distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the tenth anniversary of the Eligible Designated Beneficiary’s death. (iii) Participant Survived by Designated Beneficiary. If the Participant dies on or after January 1, 2020, before the date distributions begin and there is a Designated Beneficiary who is not an Eligible Designated Beneficiary, distribution of the

- 45 - 184068307.3 Participant’s entire interest must be distributed by December 31 of the calendar year containing the tenth anniversary of the Participant’s death. (iv) No Designated Beneficiary. If the Participant dies on or after January 1, 2020, and before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. 4A.5 Definitions (a) Applicable Age. The Applicable Age as defined in Code Section 401(a)(9)(C)(v) and determined using the Employee’s date of birth as follows. Employee’s Date of Birth Applicable Age Before July 1, 1949 70½ On or after July 1, 1949, but before January 1, 1951 72 On or after January 1, 1951, but before January 1, 1960 73 On or after January 1, 1960 75 (b) Designated Beneficiary. The individual who is designated as the Beneficiary under Section 6.6 and is the designated Beneficiary under Code Section 401(a)(9) and Treasury Regulation § 1.401(a)(9)-4. (c) Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year that contains the Participant’s Required Beginning Date. For distributions beginning after the Participant’s death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under Section 4A.2(b). The required minimum distribution for the Participant’s first Distribution Calendar Year will be made on or before the Participant’s Required Beginning Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant’s Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

- 46 - 184068307.3 (d) Eligible Designated Beneficiary. A Designated Beneficiary of the Employee is an Eligible Designated Beneficiary if, at the time of the Employee’s death, the Designated Beneficiary is (i) the surviving Spouse of the Employee; (ii) a child of the Employee (within the meaning of Code Section 152(f)(1)) who has not reached the age of majority within the meaning of Treasury Regulation § 1.401(a)(9)-4(e)(3); (iii) disabled within the meaning of Treasury Regulation § 1.401(a)(9)-4(e)(4); (iv) chronically ill within the meaning of Treasury Regulation § 1.401(a)(9)-4(e)(5); (v) not more than ten years younger than the Employee as determined under Treasury Regulation § 1.401(a)(9)-4(e)(6); or (vi) a Designated Beneficiary of an Employee if the Employee died before January 1, 2020. (e) Life Expectancy. Life expectancy as computed by use of the Single Life Table in Treasury Regulation § 1.401(a)(9)-9(b). (f) Participant’s Account Balance. The Account balance as of the last valuation date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) adjusted in accordance with Treasury Regulation § 1.401(a)(9)-5(b), including increased by the amount of any contributions made and allocated or forfeitures allocated to the Account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The Account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the Distribution Calendar Year if distributed or transferred in the valuation calendar year. For Distribution Calendar Years after December 31, 2023, up to and including the calendar year that includes the Employee’s date of death, the Account balance does not include amounts held in a designated Roth account (as described in Code section 402A(b)(2)). The Account balance also does not include the value of any qualifying longevity annuity contract (defined in Treasury Regulation § 1.401(a)(9)-6(q)) that is held under the Plan. (g) Required Beginning Date. April 1 of the calendar year following the later of (i) the calendar year in which the Employee attains the Applicable Age, and (ii) the calendar year in which the Employee retires, except that subclause (ii) shall not apply in the case of an Employee

- 47 - 184068307.3 who is a 5-percent owner (as defined in Code Section 416) with respect to the Plan Year ending in the calendar year in which the Employee attains the Applicable Age. 4A.6 CARES Act Provisions (a) Waiver of 2020 Required Minimum Distributions. Notwithstanding the foregoing provisions of Article IV A, a Participant or Designated Beneficiary who would have been required to receive required minimum distributions in 2020 (or paid in 2021 for the 2020 calendar year for a Participant with a Required Beginning Date of April 1, 2021) but for the enactment of Code Section 401(a)(9)(I) (“2020 required minimum distributions”), and who would have satisfied that requirement by receiving distributions that are either (1) equal to the 2020 required minimum distributions, or (2) one or more payments (that include the 2020 required minimum distributions) in a series of substantially equal periodic payments made at least annually and expected to last for the life (or life expectancy) of the Participant, the joint lives (or joint life expectancies) of the Participant and the Participant’s Designated Beneficiary, or for a period of at least ten years (“Extended 2020 required minimum distributions”), did not receive those distributions unless the Participant or Designated Beneficiary chose to receive those distributions. The Participant or Designated Beneficiary were given the opportunity to elect to receive those distributions. Direct rollover was not offered for 2020 required minimum distributions or Extended 2020 required minimum distributions. (b) Extension of 5-Year Rule. Effective for Plan Years beginning after December 31, 2019, the Designated Beneficiary of the remaining Account Balance of a Participant who died during the years 2015 to 2019, to the extent the Account Balance is subject to the 5-year rule described in Treasury Regulation § 1.401(a)(9)-3(c)(2), will have the deadline to distribute the Account Balance extended for one year.

- 48 - 184068307.3 ARTICLE V INVESTMENT OF CONTRIBUTIONS 5.1 Making of Contributions. Once each month, or as otherwise determined by the Committee subject to the Employer’s consent, the Employer will pay over contributions to the Trustee to be held in trust and invested as provided herein and as set out more fully in the Trust Agreement. The Employer’s matching contributions, profit sharing contributions, and retirement contributions for each Plan Year, if any, shall not be made later than the due date for filing the Employer’s federal income tax return for the taxable year with or within which such Plan Year ends, including extensions thereof. The contributions to this Plan when taken together with all other contributions made by the Employer to other qualified retirement plans shall not exceed the maximum amount deductible under Code Section 404. 5.2 Investment (a) Each Participant’s Accounts and earnings credited to such Accounts on and after the Effective Date will be invested in one or more of the Investment Funds. Each Participant will designate the proportion (expressed as a percentage in multiples of 1%) of such Participant’s Accounts to be invested in each Investment Fund. Such designation, once made, can be changed at any time and will take effect as soon as administratively feasible. Participants may also, at any time and independent of changing their election of investment of future deferral contributions, transfer the amount equivalent to the Participant’s interest or any partial interest (expressed as a percentage in multiples of 1% or in dollars) from one Investment Fund to another. Any designation made under this Section 5.2(a) shall be made pursuant to the method established by the Committee for this purpose. Notwithstanding any other provision herein to the contrary, during any period in which a Participant has not made an initial election as to the investment of his or her Accounts, the Participant shall be deemed to have elected to have his or her Accounts invested in the age appropriate target date fund, as determined by the Committee. The investment described in the preceding sentence is referred to as the default fund and is

- 49 - 184068307.3 intended to constitute a qualified default investment alternative within the meaning of ERISA Section 404(c) and the regulations issued thereunder. (b) Each Participant shall have an interest in each Investment Fund in which the Participant has elected to have invested all or any part of the Participant’s deferral contributions under Section 3.1. The Participant’s interest at any time in the Investment Funds shall be equal to such contributions, adjusted from time to time to reflect the proportionate share of the income and losses realized by such Investment Funds and of the net appreciation or depreciation in the value of such Investment Funds. (c) In accordance with Code Section 401(a)(35), for any period in which the Plan holds publicly traded employer securities, the following rules shall apply. (i) Subject to Section 1.401(a)(35)-1(f)(2)(iv)(B) of the Treasury Regulations, if the Company or any member of the controlled group of corporations (as defined in Section 1.401(a)(35)-1(f)(2)(iv)(A) of the Treasury Regulations) that includes the Company has issued a class of stock that is a publicly traded employer security, and the Plan holds employer securities that are not publicly traded employer securities, then the Plan shall be treated as holding publicly traded employer securities. (ii) With respect to a Participant, an alternate payee with an Account under the Plan, or a Participant’s beneficiary, if any portion of such individual’s Account under the Plan attributable to employee contributions and elective deferrals (as described in Code Section 402(g)(3)(A)) is invested in publicly traded employer securities, then such individual must be offered the opportunity to elect to divest those employer securities and reinvest an equivalent amount in other investment options as described in Section 5.2(c)(iv). (iii) With respect to a Participant who has completed three years of vesting service, an alternate payee of such Participant with an account under the Plan, or a Participant’s beneficiary, if any portion of such individual’s account attributable to employer contributions is invested in publicly traded employer securities, then such

- 50 - 184068307.3 individual must be offered the opportunity to elect to divest those employer securities and reinvest an equivalent amount in other investment options as described in Section 5.2(c)(iv). (iv) With respect to individuals described in Sections 5.2(c)(ii) and (iii): (A) At least three investment options (other than employer securities) shall be offered to such individuals; (B) Each investment option shall be diversified and have materially different risk and return characteristics; and (C) Periodic reasonable divestment and reinvestment opportunities shall be provided at least quarterly. (v) Except as provided in Sections 1.401(a)(35)-1(e)(2) and (3) of the Treasury Regulations, restrictions (either direct or indirect) or conditions will not be imposed on the investment of publicly traded employer securities if such restrictions or conditions are not imposed on the investment of other Plan assets. (d) One of the Investment Funds shall be a fund invested primarily in Common Stock (the “Common Stock Investment Fund”). The Common Stock Investment Fund is intended to be a permanent Investment Fund under the Plan, unless the Committee concludes that it is clearly imprudent to continue the Common Stock Investment Fund as an Investment Fund under the Plan. The Committee will evaluate the prudence of maintaining the Common Stock Investment Fund not on the basis of the risk of the Common Stock Investment Fund standing alone but in light of the availability of other Investment Funds under the Plan and the ability of Participants and beneficiaries to construct a diversified investment portfolio consistent with their individual desired level of risk and return. 5.3 Voting of Common Stock of the Company. Each Participant shall have the right to direct the Trustee as to the manner in which shares of Common Stock allocated to the Participant’s Accounts are to be voted. The Company shall furnish the Trustee and the Participants with notices and information statements when voting rights are to be exercised, in such time and manner as may be required by applicable law and the Certificate of Incorporation and Bylaws of the Company. Such

- 51 - 184068307.3 statements shall be substantially the same for Participants as for holders of Common Stock in general. The Participant may, in the Participant’s discretion, grant proxies for the exercise of the Participant’s voting rights under this Section 5.3 in accordance with proxy provisions of general application. The Trustee shall vote such Common Stock in accordance with the direction of the Participant. Fractional shares of Common Stock allocated to Participants’ Accounts shall be combined to the largest number of whole shares and voted by the Trustee to the extent possible to reflect the voting direction of the Participants holding fractional shares. Subject to the terms of the immediately following sentence, the Trustee shall vote allocated shares of the Company’s Common Stock for which it has not received valid direction proxies and any shares that have not been allocated to Participants’ Accounts in accordance with the recommendation of the Company’s board of directors on all of the matters. 5.4 Tendering of Stock. A Participant (or in the event of the Participant’s death, the beneficiary) shall have the right to instruct the Trustee in writing as to the manner in which to respond to a tender or exchange offer in any and all shares of Common Stock credited to such Participant’s Accounts. The Employer shall notify each Participant (or beneficiary) and utilize its best efforts to distribute or cause to be distributed in a timely fashion such information as will be distributed to shareholders of the Employer in connection with any such tender or exchange offer, together with a form requesting confidential instruction to the Trustee as to the manner in which to respond to the tender or exchange offer for any or all shares of Common Stock credited to such Participant’s Accounts. Upon its receipt of such instructions, the Trustee shall tender such shares of such Common Stock as and to the extent so instructed. If the Trustee does not receive instructions from a Participant (or beneficiary) regarding any such tender or exchange offer for Common Stock, the Trustee shall have no discretion in such matter and shall take no action with respect thereto. 5.5 Dividend Election. Each Participant (or, where applicable, a Participant’s beneficiary or an alternate payee) will have the right to elect to receive a cash payment of the dividends, if any, paid on all shares (vested or unvested) of Common Stock in the Participant’s ESOP Account or to reinvest such vested dividends in Common Stock in the Participant’s ESOP Account. Participants shall be fully vested in all dividends, if any, paid on the shares of Common Stock held in the Participant’s

- 52 - 184068307.3 ESOP Account. If a Participant (or the Participant’s beneficiary or an alternate payee) does not make an affirmative election under this Section 5.5, the Participant will be deemed to have elected to reinvest vested dividends in the ESOP Account. The Committee will establish rules and procedures for the election, including the procedures for determining the number of shares of Common Stock in each Participant’s ESOP Account on the record date of the dividend. Reinvested dividends will be paid to the Plan and credited to the Participant’s ESOP Account. If a Participant elects to receive dividends in cash, such dividends shall be paid to the Participant by the Plan and shall not constitute Eligible Rollover Distributions under Section 4.7. Partial elections (i.e., electing to receive part of a dividend in cash and to reinvest part) shall not be permitted.

- 53 - 184068307.3 ARTICLE VI PLAN ADMINISTRATION; CLAIMS FOR BENEFITS 6.1 Named Fiduciaries. The Plan shall be administered by the Committee, which shall consist of at least one officer of the Company or Affiliate and certain other individuals appointed by the Chief Executive Officer of the Company or Affiliate who are employed by the Company or Affiliate. Notwithstanding the foregoing, the Employee Benefits Committee of MDU Resources Group, Inc., shall serve as the Committee prior to the Knife River Spinoff Effective Date. The Committee shall be the “plan administrator” under Section 3(16)(A) of ERISA and shall have all of the powers, rights, and duties necessary or advisable in order to fully perform the applicable responsibilities imposed by ERISA upon plan administrators, including the authority to delegate or allocate any of those powers in writing in a prudent and reasonable manner consistent with ERISA. The Committee shall be a “named fiduciary” under ERISA. The Company agrees to maintain adequate fiduciary liability insurance with respect to the Committee and any member or delegate thereof by reason of any act or failure to act on behalf of the Plan or Participants in carrying out the fiduciary obligations. 6.2 Administrative Powers and Duties. In administering the Plan, the Committee shall have such duties and powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following: (a) To construe and interpret the provisions of the Plan and make factual determinations thereunder, including the discretionary power to determine the rights or eligibility of Employees, Participants and any other persons, as well as the amounts of their benefits under the Plan, and to remedy ambiguities, inconsistencies, or omissions, with such determinations to be binding on all parties; (b) To prescribe procedures to be followed for the proper and efficient administration of the Plan; (c) To prepare and distribute information explaining the Plan; (d) To receive from the Employer and from all Participants such information as shall be necessary for the proper administration of the Plan;

- 54 - 184068307.3 (e) To prepare such reports with respect to the administration of the Plan as are reasonable and appropriate, including the power and authority to cause to be prepared, to execute, and to deliver any governmental filings related to the Plan including, without limitation, annual reports (Form 5500 series) and Internal Revenue Service determination letter filings; (f) To furnish each Participant a statement showing the status of that Participant’s Accounts; (g) To appoint or employ individuals to assist in the administration of the Plan, including the power and authority to establish one or more committees to handle Participant claims under the Plan and to appoint or remove, for any reason, members of any such committee; (h) To monitor the Plan to meet the applicable nondiscrimination rules of the Code; (i) To keep such accounts and records as the Committee may deem necessary or proper in the performance of its duties under the Plan; and (j) As described in Article IX, to extend the Plan to Affiliates. 6.3 Claims Procedures. As required under Section 2560.503-1(b)(2) of the Department of Labor Regulations, the claims procedures are set forth in the Plan’s Summary Plan Description, which claims procedures are incorporated by reference into the Plan. A Participant or a beneficiary, or the authorized representative of either (the “claimant”), may not bring an action under ERISA Section 502(a) or otherwise with respect to his or her claim until he or she has exhausted the claims procedures. Any such action must be filed in a court of competent jurisdiction within 12 months after the date on which the claimant receives the Committee’s written denial of the claimant’s claim on appeal or, if earlier, 12 months after the date of the alleged facts or conduct giving rise to the claim (including, without limitation, the date the claimant alleges he or she became entitled to Plan benefits requested in the suit or legal action), or it shall be forever barred. Any further review, judicial or otherwise, of the Committee’s decision on the claimant’s claim shall be limited to whether, in the particular instance, the Committee abused its discretion. In no event shall such further review, judicial or otherwise, be on a de novo basis, as the Committee has discretionary authority to determine eligibility and benefits and to construe and interpret the terms of the Plan.

- 55 - 184068307.3 6.4 Applications and Forms. Any action permitted or required to be taken by a Participant or a Participant’s beneficiary shall be made pursuant to one of the following methods: (a) by filing a written election, (b) by telephone through a telephone system established by the Committee for this purpose, or (c) by any other method designated by the Committee. A Participant or a Participant’s beneficiary shall furnish all pertinent information requested by the Committee. 6.5 Facility of Distribution and Payment. Whenever, in the Committee’s opinion, a person entitled to receive any distribution or payment under the Plan is under a legal disability or is so incapacitated as to be unable to manage financial affairs, the Committee may make a distribution or payment to such person or the person’s legal representative or to a relative of such person in such manner as the Committee considers appropriate. Any distribution or payment of a benefit in accordance with the provisions of this Section 6.5 shall be a complete discharge of any liability for the making of such distribution or payment under the provisions of the Plan. 6.6 Beneficiary Designations. A Participant shall designate a beneficiary or multiple or contingent beneficiaries to whom distribution of the Participant’s interest in the Plan shall be made in the event of the Participant’s death prior to the full receipt thereof; provided, however, that in the event that the Participant is married on the date of death, such beneficiary shall be deemed to be the Participant’s surviving Spouse. The Participant may elect to change or revoke a designated beneficiary at any time; provided, however, that in the event that the beneficiary is the Participant’s surviving Spouse, such election shall not be effective unless such surviving Spouse provides written consent that acknowledges the effect of such election and is witnessed by a Plan representative or a notary public. The affirmative designation of any beneficiary and any elected change or revocation thereof by a Participant shall be made on forms provided by the Committee and shall not in any event be effective unless and until filed with the Committee. If no designated or deemed beneficiary survives the Participant or former Participant, or if any unmarried Participant or former Participant fails to designate a beneficiary under the Plan, the amount payable upon the death of the Participant or former Participant shall be paid to the Participant’s estate. 6.7 Form and Method of Designation. The affirmative designation of any beneficiary and any elected change or revocation thereof by a Participant shall be made on forms provided by the Committee

- 56 - 184068307.3 and shall, not in any event, be effective unless and until filed with the Committee. The Committee and all other parties involved in making payment to a beneficiary may rely on the latest beneficiary designation on file with the Committee at the time of payment or may make payment pursuant to Section 6.6 if an effective designation is not on file, shall be fully protected in doing so, and shall have no liability whatsoever to any person making claim for such payment under a subsequently filed designation of beneficiary or from any other reason. 6.8 Administrative Expenses. Unless paid by the Company and except as otherwise provided below, all reasonable costs, charges, and expenses incurred in the administration of the Plan, including expenses incurred by the Committee, compensation to the Trustee, compensation to an investment manager, and any compensation to agents, attorneys, actuaries, accountants, recordkeepers, and other persons performing services on behalf of this Plan or for the Committee will be paid from the Trust Fund in such portions as the Committee may direct. As directed by the Committee, expenses to be paid from the Trust Fund may be drawn from (a) Participants’ Accounts, in the form of a flat fee, charges for specific services, or a percentage of the value of each Account, (b) earnings or gains in each Investment Fund or (c) forfeitures under Section 4.2. Expenses directly related to the investment of a particular Investment Fund (such as brokerage, postage, express and insurance charges, and transfer taxes) shall be paid from that Investment Fund. The Company, in its discretion, may decide to pay the expenses incurred in operating and administering the Plan for certain Participating Affiliates or certain Participants.

- 57 - 184068307.3 ARTICLE VII TRUST FUND 7.1 Trust Agreement. All assets of the Plan shall be held under the Trust Agreement between the Company and the Trustee designated by the Company, which shall serve at the pleasure thereof. The Trust Agreement shall provide, among other things, for a Trust Fund to be administered by the Trustee to which all contributions shall be paid, and the Trustee shall have such rights, powers, and duties as the Company shall from time to time determine. All assets of the Trust Fund shall be held, invested, and reinvested in accordance with the provisions of the Trust Agreement. 7.2 Reversion. At no time, prior to the satisfaction of all liabilities with respect to Participants and their beneficiaries, shall any part of the assets of the Plan be used for or diverted to purposes other than for the exclusive benefit of such persons; provided, however, Employer contributions may be returned to the Employer (a) if made by the Employer by a mistake of fact, within one year after the payment of the contribution, or (b) if a contribution is conditioned upon the deductibility of such contribution under Code Section 404, then to the extent the deduction is disallowed, within one year of the disallowance of the deduction. The amount of any contribution that may be returned to the Employer must be reduced by any portion thereof previously distributed from the Trust Fund and by any losses of the Trust Fund allocable thereto, and in no event may the return of such contribution cause any Participant’s Account balances to be less than the amount of such balances had the contribution not been made under the Plan.

- 58 - 184068307.3 ARTICLE VIII AMENDMENT AND TERMINATION 8.1 Amendments. The Company reserves the right to make, from time to time, any amendments to the Plan that do not cause any part of the Accounts to be used for or diverted to any purpose other than the exclusive benefit of Participants or their beneficiaries and that do not operate retroactively so as to adversely affect the rights of any Participant or beneficiary prior to such action. The Company has delegated to the Committee the authority to cause to be prepared, to approve, and to execute any amendments, including for the purpose of merging, consolidating, freezing, or completing the termination of the Plan or Trust; provided, however, approval of the board of directors of the Company is necessary for any amendment that would result in: (a) The greater of a 5% or $500,000 increase in the cost of funding or administering the Plan, unless: (i) the Committee reasonably believes that such amendment or action is necessary to bring the Plan into compliance with ERISA, or any other applicable law, or to maintain the Plan’s qualification under, or compliance with, provisions of the Code, or (ii) such amendment or action is necessary to implement the provisions of any collective bargaining or other agreement validly executed by any Employer; (b) Disqualification, termination, or partial termination of the Plan or loss of tax-exempt status of the Trust; (c) Violation of the terms and conditions of any collective bargaining agreement for the Plan subject to such agreement; (d) The appointment or removal of the Trustee, investment manager, custodian, or other professional firm engaged by the Committee in connection with the investment or management of the Plan’s assets; (e) A change in the membership or structure, or a material change in the powers, duties, or responsibilities, of the Committee or a change in the indemnification of any fiduciary of the Plan (except that the Committee may amend the Plan to transfer to the Committee any or

- 59 - 184068307.3 all of the powers, rights, responsibilities, and duties described in Section 6.2 that are currently granted by the Plan to none of the Committee, the Company, or the Company’s board of directors); or (f) An increase in the duties or responsibilities of the Company’s board of directors under the Plan. No person has the authority to modify the terms of the Plan, except by means of authorized written amendments to the Plan. No verbal or written representations contrary to the terms of the Plan and its written amendments shall be binding upon the Employer or the Plan. 8.2 Right to Terminate. The Company expects to continue the Plan indefinitely, but the continuance of the Plan and the payment of contributions are not assumed as contractual obligations. If the Plan shall be terminated, the Trustee shall continue to hold, invest, and administer the Trust Fund in accordance with the provisions of the Trust Agreement and shall make distributions therefrom in accordance with the provisions of the Plan, as then in effect, pursuant to instructions filed with the Trustee by the Committee upon such termination or from time to time thereafter, subject to Section 8.4. 8.3 Action by the Company. Any action by the Company to amend or terminate the Plan may be taken by resolution of its board of directors or by any person or persons duly authorized by resolution of its board of directors to take such action. 8.4 Distribution of Accounts upon Plan Termination. The distribution of Participants’ Accounts after termination of the Plan may, in the Company’s discretion, be deferred until a reasonable time after the Company’s receipt of a favorable Internal Revenue Service determination letter regarding the Plan’s termination if the Company applies to the Internal Revenue Service for such letter.

- 60 - 184068307.3 ARTICLE IX ADOPTION OF THE PLAN BY AFFILIATES 9.1 Adoption. In the event the Plan is adopted by appropriate action of an Affiliate that the Committee authorizes to adopt the Plan, the Committee may determine the effective date of the Plan as to any such Affiliate, and each such Affiliate shall thereupon be a Participating Affiliate and included within the term “Employer.” The Committee may also determine the extent to which service of the employees of any such Affiliate prior to such effective date, including with a predecessor employer, shall be counted as credited service and may otherwise determine the terms and conditions upon which any such Affiliate may adopt the Plan. 9.2 Withdrawal. The Company may withdraw from the Plan at any time by action of its board of directors. Any Participating Affiliate may withdraw from the Plan by giving at least 30 days’ written notice of its intention to withdraw to the Committee.

- 61 - 184068307.3 ARTICLE X GENERAL 10.1 No Guarantee of Employment. Nothing contained in the Plan shall be construed as a contract of employment between the Employer and any Eligible Employee or Participant, as a right of any Eligible Employee or Participant to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge any of its Employees. 10.2 Nonalienation of Benefits. Except to the extent otherwise provided by Code Section 401(a)(13)(C) or by the issuance of a qualified domestic relations order (within the meaning of Code Section 414(p)), benefits payable under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any such liability that is for alimony or other payments for the support of a Spouse or former Spouse, or for any other relative of the Participant, prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, or otherwise dispose of any right to benefits payable under the Plan, shall be void. 10.3 Missing Persons. If the Committee is unable to locate a Participant or beneficiary whose Account becomes distributable under the Plan or if the Plan has made a distribution, but the Participant or beneficiary for any reason does not cash the distribution check, such Account shall be administered according to the Plan’s missing persons process as then in effect, which is made a part of the Plan and incorporated herein by reference. 10.4 Governing Law. Except as preempted by federal law, the provisions of the Plan will be construed in accordance with the laws of the State of North Dakota. 10.5 Merger or Consolidation of Plan. In the event of any merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Plan to, another plan, the assets and liabilities of the Plan shall be transferred to the other plan only if each Participant would, if the Plan or the other plan then terminated, receive a benefit immediately after the merger, consolidation, or transfer that is equal to or greater than the benefit the Participant would have been entitled to receive if the Plan had been terminated immediately before the merger, consolidation, or transfer.

- 62 - 184068307.3 10.6 Distribution to Alternate Payees. Benefits may be distributed to an alternate payee on the earliest date specified in a qualified domestic relations order, without regard to whether such distribution is made or commences prior to the Participant’s earliest retirement age (as defined in Code Section 414(p)(4)(B)) or the earliest date that the Participant could commence receiving benefits under the Plan. 10.7 Construction. Whenever any words are used herein in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be. The words “hereof,” “herein,” “hereunder,” and other similar compounds containing the word “here” shall mean and refer to this entire document and not to any particular article or section. Headings are included for reading convenience. The text shall control if any ambiguity or inconsistency exists between the headings and the text. References to “Participant” shall include alternate payee or beneficiary when appropriate and even if not otherwise already expressly stated.

- 63 - 184068307.3 ARTICLE XI TOP-HEAVY PROVISIONS 11.1 Top-Heavy Plan. The Plan shall be deemed “Top-Heavy” with respect to any Plan Year if, as of the last day of the preceding Plan Year (the “Determination Date”), the present value of the cumulative account balances for “Key Employees,” as defined in Code Section 416(i), under the Plan and all other plans in the “Aggregation Group,” as defined below, exceeds 60% of the present value, as of the Determination Date, of the cumulative account balances under all such plans for all employees of the Affiliates. For purposes of this Article XI, (a) the term “Aggregation Group” shall mean each plan of the Affiliates in which a Key Employee participates and each other plan of the Affiliates that enables such plan to meet the requirements of Code Section 401(a)(4) or 410; (b) the present value of such account balances shall be computed in accordance with Code Section 416(g); and (c) the above percentage ratio shall be determined as of the Determination Date by a fraction, the numerator of which is the sum of the present value of the account balances of Key Employees under the Plan and all other plans in the Aggregation Group and the denominator of which is the sum of the present value of the account balances under all such plans, including the Plan, for all employees of the Affiliates. The accrued benefits of a Participant who did not perform any services for an Employer during the one-year period ending on the Determination Date shall be disregarded. 11.2 Operative Provisions (a) For any Plan Year with respect to which the Plan is deemed Top-Heavy, the Employer shall make a special Employer contribution on behalf of each Participant who is not a Key Employee with respect to such Plan Year in an amount that, when added to the matching contribution, if any, made under the Plan on behalf of such Participant for such Plan Year, equals 3% of the Participant’s Section 415 compensation (as defined in Section 3.9). Any such special Employer contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Code Section 401(m). Notwithstanding the foregoing provisions of this Section 11.2, if a Participant in the Plan is

- 64 - 184068307.3 also a Participant in a defined benefit plan of the Employer, then for each Plan Year with respect to which the Plan is Top-Heavy, such Participant’s accrual of a minimum benefit under such other defined benefit plan in accordance with Code Section 416(c)(1) shall be deemed to satisfy the special Employer contribution requirements of this Section 11.2(a). (b) In the event the Plan is deemed “Top-Heavy” pursuant to Section 11.1, each Participant shall have a nonforfeitable right to the Participant’s entire Account balances, including those amounts attributable to the special Employer contributions under this Section 11.2.

- 65 - 184068307.3 ARTICLE XII SPECIAL RULES FOR CERTAIN OFFICERS Notwithstanding the provisions set forth herein, Section 16 Officers are subject to special limitations on their ability to effect certain transactions under the Plan, as follows: The Section 16 Officer may effect “Discretionary Transactions,” as defined below, only in compliance with Rule 16b-3(f) of the Securities Exchange Act of 1934, as amended. A “Discretionary Transaction” is a transaction pursuant to the Plan that (a) is at the volition of the Participant; (b) is not made in connection with the Participant’s death, disability, retirement, or termination of employment; (c) is not required to be made available to the Participant pursuant to a provision of the Code; and (d) results in either an intra-Plan transfer involving an issuer equity securities fund, or a cash distribution funded by a volitional disposition of an issuer equity security. A Discretionary Transaction shall be exempt from Section 16(b) of the Securities and Exchange Act of 1934, as amended, only if effected pursuant to an election made at least six months following the date of the most recent election, with respect to any plan of the Company that effected a Discretionary Transaction that was (i) an acquisition, if the transaction to be exempted would be a disposition; or (ii) a disposition, if the transaction to be exempted would be an acquisition.

- 66 - 184068307.3 EXECUTION The Plan is amended and restated effective as of January 1, 2026, and executed by a duly authorized individual on the date set forth below. KNIFE RIVER CORPORATION Date: 12/31/2025 By: /s/ Nathan W Ring Nathan W. Ring Vice President and Chief Financial Officer

- 67 - 184068307.3 SCHEDULE A PLAN SPINOFF Schedule A describes the spinoff of the Plan from the MDU 401(k) Plan as defined in Article I. A-1 Plan Spinoff. The portion of the MDU 401(k) Plan attributable to the Affiliates identified in Section A-2 (the “Spinoff Affiliates”) shall be spun off into the Plan in accordance with Code Section 414(l) (the “Plan Spinoff”) effective May 1, 2023, or as soon as administratively practicable thereafter (the “Plan Spinoff Effective Date”). The participants and beneficiaries whose accounts make up the portion of the MDU 401(k) Plan that will be spun off into the Plan are referred to in this Schedule A as the “Spinoff Participants.” The Spinoff Participants’ accounts (including loans) under the MDU 401(k) Plan shall transfer in-kind to the Plan as of the Plan Spinoff Effective Date. The Spinoff Participants’ benefits under the MDU 401(k) Plan and their rights and obligations with respect to such benefits shall be governed by the Plan, as modified by this Schedule A, effective as of the Plan Spinoff Effective Date, provided that any protected benefits applicable to the Spinoff Participants’ accounts under the MDU 401(k) Plan shall remain in effect as to their Accounts under the Plan. Each Spinoff Participant who is an Eligible Employee on the Plan Spinoff Effective Date shall participate in the Plan as of the Plan Spinoff Effective Date. The terms of this Schedule A supersede the other provisions of the Plan to the extent necessary to eliminate inconsistencies between this Schedule A and such other provisions. A-2 Spinoff Affiliates. The following Affiliates shall cease participation in the MDU 401(k) Plan and shall commence participation in the Plan (i.e., become Participating Affiliates) effective as of the Plan Spinoff Effective Date:  Anchorage Sand and Gravel Company, Inc.  Baldwin Contracting Company, Inc. (dba Knife River Construction–Northern California Chico Division)  Concrete, Inc. (dba Knife River–Northern California Ready Mix Division)  Connolly-Pacific Co.  DSS Company (dba Knife River Construction–Northern California Stockton Division)  Ellis & Eastern Company  Fairbanks Materials, Inc.  Granite City Ready Mix, Inc. (dba Knife River Materials–Central Minnesota Division)  Hawaiian Cement  Jebro Incorporated  JTL Group, Inc., Montana (dba Knife River–Mountain Region)  JTL Group, Inc., Wyoming (dba Knife River–Mountain Region)  Kent’s Oil Service (dba Pacific Northwest Oil)  Knife River Corporation (which shall be renamed as KRC Materials, Inc., on or after the Knife River Spinoff Effective Date)  Knife River Corporation–Mountain West  Knife River Corporation–North Central (dba Knife River–Central Minnesota Division)  Knife River Corporation–North Central (dba Knife River–North Dakota Division)  Knife River Corporation–Northwest  Knife River Corporation–South  Knife River Midwest, LLC  LTM, Incorporated (dba Knife River Materials–Southern Oregon Division)  Northstar Materials, Inc. (dba Knife River Materials–Northern Minnesota Division)  Rail to Road, Inc.  Sweetman Const. Co.  WHC, Ltd.

- 68 - 184068307.3 A-3 Deferral and Catch-Up Contribution Elections. A Spinoff Participant’s elections for deferral contributions (including deemed elections under an automatic contribution arrangement) and catch- up contributions in effect under the MDU 401(k) Plan immediately prior to the Plan Spinoff Effective Date shall transfer to the Plan as of the Plan Spinoff Effective Date and shall remain in effect under the Plan until the Spinoff Participant changes his or her elections in accordance with Section 3.2. A-4 Matching Contributions. The matching contribution adopted by a Spinoff Affiliate that is in effect under the MDU 401(k) Plan immediately prior to the Plan Spinoff Effective Date shall continue to be provided by the Spinoff Affiliate under the Plan on and after the Plan Spinoff Effective Date as set forth in Section 3.4 or Schedule B until changed by the Spinoff Affiliate and approved by the Committee in accordance with Section 3.4. A-5 Profit Sharing Contributions. The profit sharing contribution adopted by a Spinoff Affiliate that is in effect under the MDU 401(k) Plan immediately prior to the Plan Spinoff Effective Date shall continue to be provided by the Spinoff Affiliate under the Plan on and after the Plan Spinoff Effective Date as set forth in Schedule C until changed by the Spinoff Affiliate and approved by the Committee in accordance with Section 3.5(a). A-6 Retirement Contributions. The retirement contribution adopted by a Spinoff Affiliate that is in effect under the MDU 401(k) Plan immediately prior to the Plan Spinoff Effective Date shall continue to be provided by the Spinoff Affiliate under the Plan on and after the Plan Spinoff Effective Date as set forth in Schedule D until changed by the Spinoff Affiliate and approved by the Committee in accordance with Section 3.5(b). A-7 Investment Designations. A Spinoff Participant’s investment designations in effect under the MDU 401(k) Plan immediately prior to the Plan Spinoff Effective Date shall transfer to the Plan effective as of the Plan Spinoff Effective Date and shall remain in effect under the Plan until the Spinoff Participant changes such designations in accordance with Section 5.2(a). A-8 Beneficiary Designations. A Spinoff Participant’s Beneficiary designations in effect under the MDU 401(k) Plan immediately prior to the Plan Spinoff Effective Date shall transfer to the Plan as of the Plan Spinoff Effective Date and shall remain in effect under the Plan until the Spinoff Participant changes such designations in accordance with Section 6.6. A-9 MDU KRC Transfer Employees. The employment of certain employees of MDU Resources Group, Inc., shall be transferred to Knife River Corporation (i.e., they will become Employees of Knife River Corporation) in May 2023. (Knife River Corporation shall be renamed as KRC Materials, Inc., on or after the Knife River Spinoff Effective Date.) For purposes of this Section A-9, such an individual shall be referred to as a “Transfer Employee” and the date on which his or her employment is transferred from MDU Resources Group, Inc., to Knife River Corporation (i.e., his or her first day of employment with Knife River Corporation) shall be referred to as the “Transfer Date.” A Transfer Employee shall become a Participant effective as of his or her Transfer Date, provided that he or she is an Eligible Employee on such date. A Transfer Employee’s deferral contribution election, catch-up contribution election, investment designations, and beneficiary designations in effect under the MDU 401(k) Plan immediately prior to his or her Transfer Date shall transfer to the Plan effective as of the Transfer Date and shall remain in effect under the Plan until the Transfer Employee changes such elections or designations in accordance with the relevant terms of the Plan. The Transfer Employee’s accounts (including loans) under the MDU 401(k) Plan shall transfer in-kind to the Plan as of the Transfer Date or as soon as administratively practicable thereafter in accordance with Code Section 414(l), and his or her benefits under the MDU 401(k) Plan and his or her rights and obligations with respect to such benefits shall then be governed by the Plan, as modified by this Section A-9, provided that any protected benefits applicable to the Transfer Employee’s accounts under the MDU 401(k) Plan shall remain in effect as to his or her Accounts under the Plan.

- 69 - 184068307.3 SCHEDULE B MATCHING CONTRIBUTIONS Each Employer identified in this Schedule B provides for matching contributions in lieu of the standard matching contributions provided in Section 3.4 to the extent described in this Schedule B. B-1 Anchorage Sand & Gravel Company, Inc. The Employer shall not make matching contributions on behalf of its collective bargaining unit Employees. (The Employer’s non-bargaining unit Employees are eligible for the standard matching contributions.) B-2 Hawaiian Cement. The Employer shall not make matching contributions on behalf of its collective bargaining unit Employees. (The Employer’s non-bargaining unit Employees are eligible for the standard matching contributions.) B-3 JTL Group, Inc. Montana. The Employer shall not make matching contributions on behalf of its hourly Employees hired prior to January 1, 2026. (The Employer’s hourly Employees hired on or after January 1, 2026, and salaried Employees are eligible for the standard matching contributions.) B-4 JTL Group, Inc. Wyoming. The Employer shall not make matching contributions on behalf of its hourly Employees hired prior to January 1, 2026, except for Casper hourly Employees. (The Employer’s hourly Employees hired on or after January 1, 2026, Casper hourly Employees, and salaried Employees are eligible for the standard matching contributions.) B-5 LTM, Incorporated. The Employer shall not make matching contributions on behalf of its collective bargaining unit Employees. (The Employer’s non-bargaining unit Employees are eligible for the standard matching contributions.) B-6 WHC, Ltd. The Employer shall make matching contributions equal to 100% deferral contributions limited to 5% of Compensation each pay period on behalf of its Employees hired prior to May 1, 2010. (The Employer’s Employees hired on or after May 1, 2010, are eligible for the standard matching contributions.)

- 70 - 184068307.3 SCHEDULE C PROFIT SHARING CONTRIBUTIONS C-1 Introduction. Pursuant to Section 3.5(a) of the Plan, certain Participating Affiliates hereby establish profit sharing features as described in this Schedule C and will hereafter be referred to individually as a “Schedule C Employer” and collectively as “Schedule C Employers.” The profit sharing features shall be in addition to all other contributions provided pursuant to the Plan. The terms of this Schedule C supersede the other provisions of the Plan to the extent necessary to eliminate inconsistencies between this Schedule C and such other provisions. C-2 Eligibility. Participation in the profit sharing features for any Plan Year is limited to Employees of the Schedule C Employers who satisfy the Plan’s definition of Eligible Employee (unless otherwise specified below). Schedule C Employers include:  Anchorage Sand & Gravel Company, Inc. (non-union Employees)  Baldwin Contracting Company, Inc. (dba Knife River Construction–Northern California Chico Division)  Concrete, Inc. (dba Knife River–Northern California Ready Mix Division)  Connolly-Pacific Co.  DSS Company (dba Knife River Construction–Northern California Stockton Division)  Ellis & Eastern Company  Fairbanks Materials, Inc.  Granite City Ready Mix, Inc. (dba Knife River Materials–Central Minnesota Division)  Hawaiian Cement (non-union Employees hired after December 31, 2005)  Jebro Incorporated  JTL Group, Inc., Montana (salaried Employees hired after December 31, 2014 and hourly Employees hired after December 31, 2025)  JTL Group, Inc., Wyoming (salaried Employees hired after December 31, 2014, hourly Employees hired after December 31, 2025, and Casper hourly Employees)  Kent’s Oil Service (dba Pacific Northwest Oil, Albina Asphalt, Bearcat Transportation)  Knife River Corporation–Mountain West (Knife River-Idaho)  Knife River Corporation–North Central (dba Knife River–Central Minnesota Division)  Knife River Corporation–North Central (dba Knife River–North Dakota Division)  Knife River Corporation–Northwest (KRO)  Knife River Corporation–South  Knife River Midwest, LLC  Knife River Prestress, Inc.  LTM, Incorporated (dba Knife River Materials–Southern Oregon Division) (non-union Employees)  Northstar Materials, Inc. (dba Knife River Materials–Northern Minnesota Division)  Rail to Road, Inc.  Strata Corporation (Knife River-NDS)  Sweetman Const. Co. (Knife River-South Dakota)  WHC, Ltd. To share in the allocation of any profit sharing contribution made by a Schedule C Employer for a Plan Year, Participants employed by a Schedule C Employer must be credited with 1,000 Hours of Service (prorated for the Plan Year in which the profit sharing feature becomes effective) in that Plan Year, must be an active Employee of the Schedule C Employer on the last day of the Plan Year, and must not be covered by a collectively bargained unit to which the profit sharing feature has not been extended.

- 71 - 184068307.3 However, an Eligible Employee of any Knife River Corporation Participating Affiliate who transfers employment during the Plan Year and remains employed by a Knife River Corporation Participating Affiliate on the last day of the Plan Year will be eligible to receive a prorated profit sharing contribution from each Knife River Corporation Participating Affiliate. For purposes of this Schedule C, “active Employee” means an Employee who is still on the payroll, has been temporarily laid off, or who terminated employment due to Disability, death, or after attaining Normal Retirement Age during the Plan Year, but does not mean an Employee whose employment has been terminated effective on or before December 31 of the Plan Year. In addition, for purposes of applying the requirement of completing 1,000 Hours of Service for the Plan Year, such requirement shall not apply to Employees terminating after attaining Normal Retirement Age, provided they are not terminated for cause. Participants who meet the preceding requirements are referred to herein as “Schedule C Participants.” C-3 Amount and Allocation. For each Plan Year, the governing body of each Schedule C Employer, in its discretion, shall determine the amount (if any) of profit sharing contributions to be made to the Plan based upon its own profitability. The amount of any such contribution for a Plan Year by any Schedule C Employer shall be allocated to its Schedule C Participants based upon those Participants’ Compensation, excluding bonuses, received while employed by that Schedule C Employer for that Plan Year. Compensation for the first effective Plan Year of each Schedule C Employer shall include Compensation paid to the Schedule C Participant by the Schedule C Employer on and after such Employer’s effective date shown above. C-4 Vesting. Notwithstanding anything in Section 4.2 to the contrary, Schedule C Participants shall be vested in their Profit Sharing Accounts upon completing three Years of Vesting Service. For this purpose, a “Year of Vesting Service” means a Plan Year in which the Schedule C Participant is credited with at least 1,000 Hours of Service. Service with a Schedule C Employer and Affiliates shall be recognized for purposes of this Section C-4, including, but not limited to, service that occurred prior to the Effective Date, applying these rules as if the Schedule C Employer and its affiliates at that time were Affiliates under the Plan. Schedule C Participants who were employed with Ideal Builders, Inc. on the date of acquisition on August 29, 2008, by Knife River Corporation– Northwest (the Southern Idaho Division) will have prior years of service recognized for Years of Vesting Service. Notwithstanding the foregoing, a Schedule C Participant shall be fully vested in his or her Profit Sharing Account upon death, Disability, or attainment of Normal Retirement Age.

- 72 - 184068307.3 SCHEDULE D.1 RETIREMENT CONTRIBUTIONS— KRC MATERIALS, INC. D.1-1 Introduction. KRC Materials, Inc., hereby establish a retirement contribution feature as described in this Schedule D.1. The retirement contribution feature shall be in addition to all other contributions provided pursuant to the Plan. D.1-2 Eligibility. Participation in the retirement contribution for any Plan Year is limited to Eligible Employees hired after December 31, 2005, by KRC Materials, Inc. (known as Knife River Corporation prior to the Knife River Spinoff Effective Date). To share in the allocation of any retirement contribution made by KRC Materials, Inc., for a Plan Year, Eligible Employees described above must be credited with at least 1,000 Hours of Service in that Plan Year; provided, however, that if the Participant’s failure to be credited with 1,000 Hours of Service in that Plan Year is due to the Participant’s (i) Disability, (ii) death, or (iii) termination of employment on or after attaining Normal Retirement Age during such Plan Year (provided the Participant is not terminated for cause), such Participant shall nevertheless be entitled to share in the allocation of the retirement contribution for such Plan Year. Any Participant who is not a Highly Compensated Employee who has met the eligibility requirements above as of June 30 each Plan Year shall receive a pro rata allocation mid-year based on Compensation paid through June 30. The final annual allocation shall be reduced by any such mid-year allocation. Participants who meet the requirements of this Section D.1-2 are referred to herein as “Schedule D.1 Participants.” For the avoidance of doubt, a Schedule D.1 Participant who (1) is a Transfer Employee (defined in Section A-9), (2) is not a Highly Compensated Employee, and (3) has met the eligibility requirements described above as of June 30, 2023, shall receive a pro rata allocation mid-year in 2023 based on Compensation paid from his or her Transfer Date (defined in Section A-9) through June 30, 2023. D.1-3 Amount and Allocation. For each Plan Year, KRC Materials, Inc., will make a retirement contribution equal to 5% of Compensation for each Eligible Employee. The amount of any such retirement contribution for a Plan Year shall be allocated to Schedule D.1 Participants based on their Compensation, excluding bonuses received while employed by KRC Materials, Inc. D.1-4 Vesting. Notwithstanding anything in Section 4.2 to the contrary, Schedule D.1 Participants shall be vested in their Retirement Contribution Accounts upon completing three years of Vesting Service. For this purpose, a “Year of Vesting Service” means a Plan Year in which the Schedule D.1 Participant is credited with at least 1,000 Hours of Service. Service with KRC Materials, Inc., and Affiliates shall be recognized for purposes of this Section D.1-4, including, but not limited to, service that occurred prior to the Effective Date, applying these rules as if KRC Materials, Inc., and its affiliates at that time were Affiliates under the Plan. Notwithstanding the foregoing, a Schedule D.1 Participant shall be fully vested in his or her Retirement Contribution Account upon death, Disability, or attaining Normal Retirement Age.

- 73 - 184068307.3 SCHEDULE D.2 RETIREMENT CONTRIBUTIONS— CERTAIN PENSION PLAN PARTICIPANTS D.2-1 Introduction. Participating Affiliates that employ the individuals described in Section D.2-2 (each a “Schedule D.2 Employer” and collectively “Schedule D.2 Employers”) hereby establish a retirement contribution feature as described in this Schedule D.2. The retirement contribution feature shall be in addition to all other contributions provided pursuant to the Plan. D.2-2 Eligibility. Participation in the retirement contribution for a Plan Year is limited to individuals who were active participants in one of the following plans as of December 31, 2009: MDU Resources Group, Inc. Pension Plan for Non-Bargaining Unit Employees Knife River Corporation Salaried Employees’ Pension Plan Williston Basin Interstate Pipeline Company Pension Plan To share in the allocation of any retirement contribution made by a Schedule D.2 Employer for a Plan Year, Eligible Employees described above must be credited with at least 1,000 Hours of Service in the Plan Year; provided, however, that if the Participant’s failure to be credited with 1,000 Hours of Service in the Plan Year is due to the Participant’s (i) Disability, (ii) death, or (iii) termination of employment on or after attaining Normal Retirement Age during the Plan Year (provided the Participant is not terminated for cause), such Participant shall nevertheless be entitled to a retirement contribution for such Plan Year. Any Participant who is not a Highly Compensated Employee who has met the above eligibility requirements as of June 30 each Plan Year shall receive a pro rata allocation mid-year based on compensation paid through June 30. The final annual allocation shall be reduced by any such mid-year allocation. Participants who meet the requirements of this Section D.2-2 are referred to herein as “Schedule D.2 Participants.” D.2-3 Amount and Allocation. For each Plan Year, Schedule D.2 Participants eligible to participate in this feature on January 1, 2010, will be credited with the following retirement contribution based on their age as of December 31, 2009. The retirement contribution is also based on such a Participant’s Compensation, excluding bonuses for the Plan Year, paid on and after the initial effective date of the provision. Age as of December 31, 2009 Retirement Contribution Percentage Less than 30 5.0% 30 but less than 35 7.0% 35 but less than 40 9.0% 40 but less than 45 10.5% 45 and over 11.5% Notwithstanding the foregoing, if the retirement contribution percentage above for Participants who are Highly Compensated Employees is more than the amount permitted under Code Section 415, the Participant’s retirement contributions shall be reduced to the extent necessary to comply with Code Section 415. The retirement contribution percentage above may also be reduced for Participants who are Highly Compensated Employees, as necessary, to pass nondiscrimination testing. D.2-4 Vesting. Notwithstanding anything in Section 4.2 to the contrary, Schedule D.2 Participants shall be vested in their Retirement Contribution Accounts upon completing three years of Vesting Service. For this purpose, a “Year of Vesting Service” means a Plan Year in which the Schedule D.2 Participant is credited with at least 1,000 Hours of Service. Service with a Schedule D.2

- 74 - 184068307.3 Employer and Affiliates shall be recognized for purposes of this Section D.2-4, including, but not limited to, service that occurred prior to the Effective Date, applying these rules as if the Schedule D.2 Employer and its affiliates at that time were Affiliates under the Plan. Notwithstanding the foregoing, a Schedule D.2 Participant shall be fully vested in his or her Retirement Contribution Account upon death, Disability, or attaining Normal Retirement Age.

- 75 - 184068307.3 SCHEDULE D.3 RETIREMENT CONTRIBUTIONS— JTL GROUP, INC. D.3-1 Introduction. JTL Group, Inc., Montana, and JTL Group, Inc., Wyoming (together “JTL”) hereby establish the retirement contribution feature as described in this Schedule D.3. The retirement contribution feature shall be in addition to all other contributions provided by JTL pursuant to the Plan. D.3-2 Eligibility. To share in the allocation of any retirement contribution made by JTL for a Plan Year, a Participant must be an Eligible Employee of JTL other than a Casper hourly Employee. Unless specifically bargained for, Employees covered by a collective bargaining agreement shall not be eligible to share in this retirement contribution feature. Participants who meet the preceding requirements are referred to herein as “Schedule D.3 Participants.” D.3-3 Amount and Allocation (a) Hourly Employees Hired Prior to January 1, 2026. For each Plan Year, JTL shall provide Schedule D.3 Participants who are hourly Employees hired prior to January 1, 2026, with $1.55 per Hour of Service as a retirement contribution. The amount of any such retirement contribution for a Plan Year will be allocated to such Participants for each Hour of Service for which the Participant receives Compensation, excluding Hours of Service pursuant to a prevailing wage agreement. (b) Salaried Employees Hired Prior to January 1, 2015. For each Plan Year, JTL shall provide Schedule D.3 Participants who (i) are salaried Employes hired before January 1, 2015, and (ii) satisfy the 1,000 Hours of Service requirement described below, with a retirement contribution equal to 5% of Compensation. The amount of any such retirement contribution for a Plan Year shall be allocated to such Participants based on their Compensation, excluding bonuses received while employed by JTL. To share in the allocation of this retirement contribution made by JTL for a Plan Year, eligible Schedule D.3 Participants described above must be credited with at least 1,000 Hours of Service in the Plan Year; provided, however, that if the Participant’s failure to be credited with 1,000 Hours of Service in the Plan Year is due to the Participant’s (i) Disability, (ii) death, or (iii) termination of employment on or after attaining Normal Retirement Age during the Plan Year (provided the Participant is not terminated for cause), such Participant shall nevertheless be entitled to a retirement contribution for such Plan Year. Any eligible Schedule D.3 Participant who is not a Highly Compensated Employee who has met the above hours requirement as of June 30 each Plan Year shall receive a pro rata allocation mid-year based on Compensation paid through June 30. The final annual allocation shall be reduced by any such mid-year allocation. D.3-4 Vesting. Notwithstanding anything in Section 4.2 to the contrary, Schedule D.3 Participants shall be vested in their Retirement Contribution Accounts upon completing three years of Vesting Service; provided, however, that Schedule D.3 Participants who were employed by Star Aggregates, Inc. on August 31, 2007, shall be fully vested. For this purpose, a “Year of Vesting Service” means a Plan Year in which the Schedule D.3 Participant is credited with at least 1,000 Hours of Service. Service with JTL and Affiliates shall be recognized for purposes of this Section D.3-4, including, but not limited to, service that occurred prior to the Effective Date, applying these rules as if JTL and its affiliates at that time were Affiliates under the Plan. Notwithstanding the foregoing, a Schedule D.3 Participant shall be fully vested in his or her Retirement Contribution Account upon death, Disability, or attaining Normal Retirement Age.

- 76 - 184068307.3 SCHEDULE D.4 RETIREMENT CONTRIBUTIONS— HAWAIIAN CEMENT, MAUI CONCRETE AND AGGREGATE DIVISION D.4-1 Introduction. Hawaiian Cement (“HC”) hereby establishes the retirement contribution feature as described in this Schedule D.4. This retirement contribution shall be in addition to all other contributions provided by HC pursuant to the Plan. D.4-2 Eligibility. To share in the allocation of any retirement contribution made by HC for a Plan Year, a Participant must be an Eligible Employee of HC who was an active participant in the Pension Plan for Bargaining Unit Employees of Hawaiian Cement, Maui Concrete and Aggregate Division as of June 30, 2015. Participants who meet the preceding requirements are referred to herein as “Schedule D.4 Participants.” D.4-3 Amount and Allocation. For each Plan Year, Schedule D.4 Participants will be credited with the retirement contributions for each Hour Worked or Compensable Hour as listed below. For this purpose, “Hour Worked” shall mean all hours where the Employee is on HC property performing bargaining unit work, not to include vacation, sick leave, or other non-worked hours for which the Employee may receive Compensation from HC; and “Compensable Hour” shall mean all hours for which the Employee receives wages directly from HC through its payroll system. This does not include workers’ compensation, temporary disability insurance, or long-term disability. Date Rate April 16, 2023 – April 15, 2024 $5.64 per Hour Worked April 16, 2024 – June 29, 2025 $5.84 per Hour Worked June 30, 2025 – December 31, 2025 $7.02 per Compensable Hour January 1, 2026 – December 31, 2026 $7.52 per Compensable Hour January 1, 2027 – December 31, 2027 $8.02 per Compensable Hour D.4-4 Vesting. Notwithstanding anything in Section 4.2 to the contrary, Schedule D.4 Participants shall be vested in their Retirement Contribution Accounts upon completing three years of Vesting Service. For this purpose, a “Year of Vesting Service” means a Plan Year in which the Schedule D.4 Participant is credited with at least 1,000 Hours of Service. Service with HC and Affiliates shall be recognized for purposes of this Section D.4-4, including, but not limited to, service that occurred prior to the Effective Date, applying these rules as if HC and its affiliates at that time were Affiliates under the Plan. Notwithstanding the foregoing, a Schedule D.4 Participant shall be fully vested in his or her Retirement Contribution Account upon death, Disability, or attaining Normal Retirement Age.

- 77 - 184068307.3 SCHEDULE E PREVAILING WAGE LAW REQUIREMENTS AND SUPPLEMENTAL CONTRIBUTIONS E-1 Introduction. The Plan covers certain Eligible Employees who perform services for an Employer under a public contract that is subject to the Davis-Bacon Act or similar prevailing state wage law (a “Davis-Bacon Employee”). The portion of a Davis-Bacon Employee’s service with an Employer that is subject to the Davis-Bacon Act or similar prevailing state wage law (the “Prevailing Wage Law”) is referred to in this Schedule E as “Davis-Bacon Service.” The provisions of this Schedule E are intended to modify the terms of the Plan as applied to Davis-Bacon Employees and to allow the Plan to qualify as a bona fide fringe benefit plan in accordance with Title 29, Part 5 of the Code of Federal Regulations and the Department of Labor guidance issued thereunder. E-2 Prevailing Wage Compensation. While employed in Davis-Bacon Service, Compensation paid to a Davis-Bacon Employee and used in determining contributions under the Plan shall be the prevailing wage required by the Prevailing Wage Law. E-3 Supplemental Contributions. An Employer, in its sole discretion, may make a supplemental contribution on behalf of any Davis-Bacon Employee, other than a Davis-Bacon Employee who is a Highly Compensated Employee, (a “supplemental contribution”) (i) in such amount as may be necessary to satisfy the Prevailing Wage Law’s required fringe cost to the extent that the sum of the matching contributions and profit sharing contributions for a period are insufficient to satisfy the Prevailing Wage Law’s required fringe cost, or (ii) in such amount as may be necessary to satisfy the Prevailing Wage Law’s required fringe cost without regard to any matching contributions and profit sharing contributions made on behalf of such Davis-Bacon Employee. Any supplemental contributions made on behalf of a Davis-Bacon Employee shall be credited to a “Davis-Bacon Supplemental Contribution Account” established for the Davis-Bacon Employee. Except as otherwise provided in this Schedule, a Davis-Bacon Supplemental Contribution Account shall be treated as an “Account” for all purposes of the Plan and the amounts credited thereto shall be subject to the same restrictions as applicable to amounts credited to a Participant’s Profit Sharing Account. E-4 Depositing of Employer Contributions. Any Employer contribution made on behalf of a Davis-Bacon Employee under the Plan that is intended to satisfy the Prevailing Wage Law’s required fringe cost, including, but not limited to, any matching contributions and any supplemental contributions, will be contributed to the Trust Fund not less frequently than quarterly. E-5 Vesting. A Davis-Bacon Employee will, at all times, have a fully vested and nonforfeitable right to the value of his or her Matching Contribution Account and Davis-Bacon Supplemental Contribution Account. E-6 Davis-Bacon Match Subaccount. The Committee shall maintain as part of each Davis-Bacon Employee’s Matching Contribution Account a subaccount to reflect the matching contributions, if any, made on behalf of the Davis-Bacon Employee that are intended to satisfy the Prevailing Wage Law’s required fringe cost. E-7 Contribution Limitation. If the annual additions that would otherwise be allocated to a Davis-Bacon Employee’s Accounts would exceed the limitations described in Section 3.9 of the Plan for any Plan Year, any portion of the excess amount that is attributable to contributions made on behalf of the Davis-Bacon Employee with respect to Davis Bacon Service shall be corrected in accordance with Section 3.9 of the Plan. E-8 Supplemental Contributions. The following Employers shall make supplemental contributions on behalf of its Davis-Bacon Employees as provided below.

- 78 - 184068307.3 Employer Section E-3(i) Supplemental Contribution Section E-3(ii) Supplemental Contribution Concrete, Inc. (dba Knife River–Northern California Ready Mix Division) X Ellis & Eastern Company X JTL Group, Inc., Montana JTL Group, Inc., Wyoming X Kent’s Oil Service (dba Pacific Northwest Oil, Albina Asphalt, Bearcat Transportation) X Knife River Corporation–Mountain West (Knife River–Idaho) X Knife River Corporation–North Central (dba Knife River–Central Minnesota Division and Knife River–North Dakota Division) X Knife River Midwest, LLC X Northstar Materials, Inc. (dba Knife River Materials–Northern Minnesota Division) X Strata Corporation (Knife River–NDS) X

- 79 - 184068307.3 SCHEDULE F PRIOR PLAN MERGERS The plans identified in this Schedule F (each a “merged plan”) merged with and into the MDU 401(k) Plan as of the merger dates provided below. Each plan merger and resulting transfer of assets were designed to comply with Code Sections 401(a)(12), 411(d)(6), and 414(l). This Schedule F sets forth the special provisions of the merged plans that may affect a Participant on or after the Effective Date to the extent the Participant participated in the merged plan and his or her accounts in the merged plan transferred to the MDU 401(k) Plan in connection with the plan merger (identified in this Schedule F) and then transferred from the MDU 401(k) Plan to the Plan in connection with the Plan Spinoff (defined in Section A-1) or employment transfer (described in Section A-9). F-1 Morse Bros., Inc. Employee’s Profit-Sharing Plan and Trust (a) Merger Date: September 1, 2004. (b) Vesting: Notwithstanding anything in Section 4.2 of the Plan to the contrary and except as otherwise provided with respect to Normal Retirement Age or Disability, an affected Participant who terminates employment on or after September 1, 2004, shall be vested in his or her Profit Sharing Account in accordance with the following schedule: Years of Vesting Service Vested Percentage Less than 2 years 0% 2 years but less than 3 years 20% 3 years or more 100% For this purpose, a “Year of Vesting Service” means a Plan Year in which the affected Participant is compensated for 1,000 or more Hours of Service. For this purpose, an affected Participant shall be credited with any years of vesting service credited under the merged plan. F-2 Montana Contractors’ Association, Inc. Money Purchase Retirement Plan and Trust, as Adopted by JTL Group, Inc. (the “Money Purchase Plan”) and Montana Contractors’ Association, Inc. 401(k) Retirement Plan and Trust, as Adopted by JTL Group, Inc. (a) Merger Date: December 29, 2004. (b) Distribution: Any distribution requests shall be made in accordance with Section 4.4 of the Plan, provided, however, an affected Participant’s Account attributable to the Money Purchase Plan may be distributed in the form of a 50% joint and survivor annuity (for a married Participant) or single life annuity (for an unmarried Participant or married Participant with spousal written and notarized consent). F-3 Bauerly Brothers, Inc. Davis-Bacon Pension Plan (a) Merger Date: December 1, 2005. (b) Vesting: An affected Participant shall be fully vested in the amounts transferred from the merged plan in connection with the plan merger, with the balance of such Participant’s Account being vested in accordance with Section 4.2 of the Plan. (c) Distribution: Distribution shall be made in accordance with Section 4.4 of the Plan, provided, however, that an affected Participant’s Account attributable to the merged plan

- 80 - 184068307.3 may be distributed in the form of a 50% joint and survivor annuity (for a married Participant) or single life annuity (for an unmarried Participant or married Participant with spousal written and notarized consent). (d) Withdrawals: An affected Participant who requests and is approved for a withdrawal pursuant to Section 4.5 of the Plan, shall have excluded from the available amount any portion of the affected Participant’s Account that was transferred from the merged plan in connection with the plan merger. In addition, if the affected Participant is married and a portion of his or her Account is attributable to the merged plan, the Participant must obtain spousal written consent, which must be either notarized or witnessed by a Plan representative. (f) Loans: If an affected Participant is married, and a portion of his or her Account is attributable to the merged plan, the affected Participant must obtain spousal written consent in order to obtain a loan under Section 4.8 of the Plan, which consent must either be notarized or witnessed by a Plan representative. F-4 Buffalo Bituminous, Inc. Davis-Bacon Pension Plan (a) Merger Date: December 1, 2005. (b) Vesting: An affected Participant shall be fully vested in the amounts transferred from the merged plan in connection with the plan merger, with the balance of such Participant’s Account being vested in accordance with Section 4.2 of the Plan. (d) Distribution: Distribution shall be made in accordance with Section 4.4 of the Plan, provided, however, that an affected Participant’s Account attributable to the merged plan may be distributed in the form of a 50% joint and survivor annuity (for a married Participant) or single life annuity (for an unmarried Participant or married Participant with spousal written and notarized consent). (e) Withdrawals: An affected Participant who requests and is approved for a withdrawal pursuant to Section 4.5 of the Plan, shall have excluded from the available amount any portion of the affected Participant’s Account that was transferred from the merged plan in connection with the plan merger. In addition, if the affected Participant is married and a portion of his or her Account is attributable to the merged plan, the Participant must obtain spousal written consent, which must be either notarized or witnessed by a Plan representative. (f) Loans: If an affected Participant is married, and a portion of his or her Account is attributable to the merged plan, the affected Participant must obtain spousal written consent in order to obtain a loan under Section 4.8 of the Plan, which consent must either be notarized or witnessed by a Plan representative. F-5 Granite City Ready Mix 401(k) Plan for Union Employees (a) Merger Date: December 1, 2006. (b) Vesting: An affected Participant shall be fully vested in the amounts transferred from the merged plan in connection with the plan merger, with the balance of such Participant’s Account being vested in accordance with Section 4.2 of the Plan. Notwithstanding Section 4.2 of the Plan, however, each affected Participant shall become fully vested in his or her Accounts upon attainment of age 55. (c) Distribution: Distribution shall be made in accordance with Section 4.4 of the Plan, provided, however, that an affected Participant’s Account attributable to the merged plan

- 81 - 184068307.3 may be distributed in the form of a 50% joint and survivor annuity (for a married Participant) or single life annuity (for an unmarried Participant or married Participant with spousal written and notarized consent). F-6 Bauerly Brothers, Incorporated 401(k) Plan (a) Merger Date: March 20, 2009. (b) Vesting: An affected Participant shall be fully vested in the amounts transferred from the merged plan in connection with the plan merger, with the balance of such Participant’s Account being vested in accordance with Section 4.2 of the Plan. Any profit sharing contributions made on the behalf of an affected Participant shall be subject to a three-year cliff vesting schedule. (e) Distribution: Distribution shall be made in accordance with Section 4.4 of the Plan, provided, however, that an affected Participant’s Account attributable to the merged plan may be distributed in the form of a 50% joint and survivor annuity (for a married Participant) or single life annuity (for an unmarried Participant or married Participant with spousal written and notarized consent).